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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

K12 INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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	(1)	Amount Previously Paid:
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October 28, 2015

Dear Fellow Stockholders:

              On behalf of our Board of Directors, I cordially invite you to attend the 2015 Annual Meeting of Stockholders of K12 Inc. to be held at the law firm of Latham & Watkins LLP, 555 Eleventh Street, N.W., Suite 1000, Washington, D.C. 20004-1304, on December 16, 2015, at 10:00 A.M., Eastern Time. The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying proxy materials.

              IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER OR NOT YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. We urge you to vote promptly, even if you plan to attend the Annual Meeting. Please vote electronically via the Internet or by telephone, if permitted by the broker or other nominee that holds your shares. If you receive a paper copy of the proxy materials, please complete, sign, date and return the accompanying proxy card. Voting electronically, by telephone or by returning your proxy card in advance of the Annual Meeting does not deprive you of your right to attend the Annual Meeting. Thank you for your continued support of K12.

Sincerely,

Nathaniel A. Davis
Chairman of the Board of Directors and Chief Executive Officer

K12 INC.

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 16, 2015

The annual meeting of stockholders of K12 Inc., a Delaware corporation (the "Company"), will be held at the law firm of Latham & Watkins LLP, 555 Eleventh Street, N.W., Suite 1000, Washington, D.C. 20004-1304, on Wednesday, December 16, 2015, at 10:00 A.M., Eastern Time (the "Annual Meeting").

At the Annual Meeting, stockholders will be asked to:

  1.
  Elect nine directors to the Company's Board of Directors to serve for one-year terms;

  2.
  Consider and vote upon a non-binding advisory resolution approving the compensation of the named executive officers of the Company ("Say on Pay");

  3.
  Consider and vote upon an amendment to the Company's 2007 Equity Incentive Award Plan;

  4.
  Consider and vote upon the ratification of the appointment of BDO USA, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016; and

  5.
  Act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The foregoing matters are described in more detail in the accompanying Proxy Statement. In addition, financial and other information about the Company is contained in the accompanying Annual Report to Stockholders for the fiscal year ended June 30, 2015 (the "Annual Report"), which includes our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 ("fiscal 2015"), as filed with the U.S. Securities and Exchange Commission (the "SEC") on August 4, 2015.

The Board of Directors has fixed the close of business on October 21, 2015, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Consequently, only stockholders of record at the close of business on October 21, 2015, will be entitled to notice of and to vote at the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. A Proxy Statement, proxy card and self-addressed envelope are enclosed with these materials. Whether or not you plan to attend the Annual Meeting in person, please complete, date and sign the proxy card and return it promptly in the envelope provided, which requires no postage if mailed in the United States. Alternatively, you may vote by telephone or via the Internet as instructed in these materials. If you are the record holder of your shares and you attend the Annual Meeting, you may withdraw your proxy and vote in person, if you so choose.

For admission to the Annual Meeting, all stockholders should come to the stockholder check-in table. Those who own shares in their own names should provide identification and have their ownership verified against the list of registered stockholders as of the Record Date. Those who have beneficial ownership of stock through a bank or broker must bring account statements or letters from their banks or brokers indicating that they owned the Company's common stock as of the close of business on October 21, 2015. In order to vote at the meeting, beneficial owners of the Company's common stock must bring legal proxies, which can be obtained only from their brokers or banks.

By Order of the Board of Directors,
Howard D. Polsky Executive Vice President, General Counsel and Secretary

Herndon, VA
October 28, 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on December 16, 2015:

The 2015 Proxy Statement and the 2015 Annual Report are available at: http://proxy.ir.k12.com.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
DECEMBER 16, 2015

This Proxy Statement and the accompanying proxy card and notice of Annual Meeting are provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of K12 Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held at the law firm of Latham & Watkins LLP, 555 Eleventh Street, N.W., Suite 1000, Washington, D.C. 20004-1304, on Wednesday, December 16, 2015, at 10:00 A.M., Eastern Time, and any adjournments or postponements thereof, which we refer to as the Annual Meeting. "K12," "we," "our," "us" and the "Company" each refer to K12 Inc. The mailing address of our principal executive offices is 2300 Corporate Park Drive, Herndon, VA 20171. This Proxy Statement, the accompanying proxy card and the notice of Annual Meeting will be made available on or about October 27, 2015, to holders of record as of the close of business on October 21, 2015 of our common stock, par value $0.0001 per share, which we refer to as our Common Stock.

VOTING SECURITIES

Record Date; Outstanding Shares; Shares Entitled to Vote

Our Board of Directors has fixed the close of business on October 21, 2015, as the Record Date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, we had 38,939,704 shares of Common Stock issued and outstanding.

Holders of record of Common Stock on the Record Date will be entitled to one vote per share on any matter that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Quorum and Vote Required

The presence, in person or by duly executed proxy, of stockholders representing a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

If a quorum is present: (i) a plurality of votes present in person or represented by proxy at the Annual Meeting is required to elect the members of the Board of Directors; and an affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting must approve (ii) the non-binding advisory resolution on executive compensation, (iii) the amendment to our 2007 Equity Incentive Award Plan, (iv) the ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016, or fiscal 2016, and (v) such other matters as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Voting; Proxies; Revocation

Shares of our Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked prior to or at the Annual Meeting, will be voted at the Annual Meeting, and at any adjournments, continuations or postponements of the Annual Meeting, in accordance with the instructions on the proxies.

If a proxy is duly executed and submitted without instructions, the shares of Common Stock represented by that proxy will be voted:

  •
  FOR Proposal 1, the election of the Board of Director nominees named in this Proxy Statement;

  •
  FOR Proposal 2, the approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company;

  •
  FOR Proposal 3, an amendment to the Company's 2007 Equity Incentive Award Plan;

  •
  FOR Proposal 4, the ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for fiscal 2016; and

  •
  In the discretion of the proxy holders regarding any other matters properly presented for a vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

A record holder who executes a proxy may revoke it before or at the Annual Meeting by: (i) delivering to our corporate secretary a written notice of revocation of a previously delivered proxy, with such notice dated after the previously delivered proxy; (ii) duly executing, dating and delivering to our corporate secretary a subsequent proxy; or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to K12 Inc., Attn: General Counsel and Secretary, 2300 Corporate Park Drive, Herndon, VA 20171. If your shares of Common Stock are held in a brokerage account, you must follow your broker's instructions to revoke a proxy.

Abstentions and Broker Non-Votes

Broker non-votes occur when a nominee holding shares of voting securities for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Abstentions, withheld votes, and broker non-votes are included in determining whether a quorum is present but are not deemed a vote cast "For" or "Against" a given proposal, and therefore, are not included in the tabulation of the voting results. As such, abstentions, withheld votes and broker non-votes do not affect the voting results with respect to the election of directors. Abstentions and broker non-votes will have the effect of a vote against the approval of any items requiring the affirmative vote of the holders of a majority or greater of the outstanding Common Stock who are entitled to vote and are present in person or represented by proxy at the Annual Meeting.

Proxy Solicitation

We are soliciting proxies for the Annual Meeting from our stockholders and we will bear the entire cost of soliciting proxies from our stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding Common Stock for the benefit of others so that such brokerage houses, fiduciaries and custodians may forward the solicitation materials to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.

The Company has retained MacKenzie Partners, Inc. to assist in obtaining proxies from shareholders for the Annual Meeting. The estimated cost of such services is $17,500, plus out-of-pocket expenses. MacKenzie Partners may be contacted at (800) 322-2885 or via email at proxy@mackenziepartners.com.

Business; Adjournments

We do not expect that any matter other than the proposals presented in this Proxy Statement will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting, then the proxy holders will vote in their discretion with respect to those matters.

If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned from time to time upon the approval of the holders of shares representing a majority of the votes present in person, or by proxy at the Annual Meeting, until a quorum is present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. We do not currently intend to seek an adjournment of the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THESE PROXY MATERIALS

The following addresses some questions you may have regarding the matters to be voted upon at the Annual Meeting. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this Proxy Statement and the documents referred to or incorporated by reference in this Proxy Statement for additional information.

Why am I receiving this Proxy Statement?

The Company is soliciting proxies for the Annual Meeting. You are receiving a Proxy Statement because you owned shares of Common Stock at the close of business on October 21, 2015, the Record Date for the Annual Meeting, which entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This Proxy Statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

Why is K12 calling the Annual Meeting?

We are calling the Annual Meeting and submitting proposals to stockholders of the Company to consider and vote upon Annual Meeting matters, including electing directors, a non-binding advisory vote on executive compensation, an amendment to our 2007 Equity Incentive Award Plan and ratifying the appointment of our independent registered public accounting firm.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote FOR the election of nine directors nominated by our Board of Directors, FOR the Company's executive compensation, FOR the amendment to our 2007 Equity Incentive Award Plan and FOR the ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for fiscal 2016.

What do I need to do now?

After carefully reading and considering the information in this Proxy Statement, please complete, date, sign and promptly mail the proxy card in the envelope provided, which requires no postage if mailed in the United States, or vote electronically via the Internet or by telephone by following the instructions provided by your bank or broker.

May I vote in person?

Yes. If you were a stockholder of record as of the close of business on October 21, 2015, you may attend the Annual Meeting and vote your shares in person instead of returning your signed proxy card. However, we urge you to vote in advance even if you are planning to attend the Annual Meeting.

How do I vote if my shares are held in "street name" by my bank, broker or agent?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

If my shares are held in "street name" by a broker, will my broker vote my shares for me even if I do not give my broker voting instructions?

Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, brokers may vote such shares on behalf of their clients with respect to "routine" matters (such as the ratification of auditors), but not with respect to non-routine matters (such as the election of directors or a proposal submitted by a stockholder). If the proposals to be acted upon at the Annual Meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes on the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a "broker non-vote" as to non-routine matters. Broker non-votes on non-routine matters will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast. We encourage you to provide specific instructions to your broker by returning your proxy card or by voting electronically via the Internet or by telephone, if permitted by the broker or other nominee that holds your shares. This ensures that your shares will be properly voted at the Annual Meeting.

Can I revoke my proxy and change my vote?

Yes. You have the right to revoke your proxy at any time prior to the time your shares are voted at the Annual Meeting. If you are a stockholder of record, your proxy can be revoked in several ways: by timely delivery of a written revocation to our corporate secretary, by submitting another valid proxy bearing a later date or by attending the Annual Meeting and voting your shares in person, even if you have previously returned your proxy card.

When and where is the Annual Meeting?

The Annual Meeting will be held on December 16, 2015 at 10:00 A.M., Eastern Time, at the law firm of Latham & Watkins LLP, 555 Eleventh Street, NW, Suite 1000, Washington, DC 20004-1304.

Who can help answer my questions regarding the Annual Meeting or the proposals?

You may contact K12 to assist you with your questions. You may reach K12 at:

K12 Inc.
Attention: Investor Relations
2300 Corporate Park Drive
Herndon, VA 20171
(703) 483-7000

MacKenzie Partners, Inc.
105 Madison Avenue
New York, NY 10016
(800) 322-2885

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board of Directors oversees the management of the Company and its business for the benefit of our stockholders in order to enhance stockholder value over the long-term and to achieve its educational mission. The Board of Directors has adopted Corporate Governance Guidelines (the "Guidelines") to assist it in the exercise of its responsibilities. The Guidelines are reviewed annually and periodically amended as the Board of Directors enhances the Company's corporate governance practices. The Board of Directors has also adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees. The purpose of this code is to promote honest and ethical conduct for conducting the business of the Company consistent with the highest standards of business ethics. The Guidelines and Code of Business Conduct and Ethics are available on our website at www.K12.com under the Investor Relations-Governance section.

Our corporate governance and business conduct best practices include:

  •
  Regular executive sessions of non-management directors

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  All directors are independent except our Chairman and Chief Executive Officer

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  A lead independent director with delineated authority and responsibility

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  An over-boarding policy limiting other board service

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  Executive officer stock ownership guidelines

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  A policy prohibiting hedging, pledging and short sales of our stock by directors and employees

We intend to satisfy the disclosure requirements under the Exchange Act regarding any amendment to, or waiver from a material provision of our Code of Business Conduct and Ethics involving our principal executive, financial or accounting officer or controller by posting such information on our website.

Board of Directors

Term of Office.    All directors of the Company serve terms of one year and until the election and qualification of their respective successors.

Attendance at Board and Committee Meetings and the 2014 Annual Meeting.    Our Board of Directors met 13 times in person or telephonically during fiscal 2015. Each director attended at least 75% of the total Board and committee meetings to which they were assigned. Our policy with respect to director attendance at the annual meeting of stockholders is to encourage, but not require, director attendance. Two members of our Board of Directors attended our 2014 Annual Meeting of Stockholders: Mr. Davis and Dr. Futrell. Our director attendance policy is included in our Corporate Governance Guidelines, which is available on our website at www.K12.com.

Communication with Directors.    Stockholders and other interested parties may communicate directly with our Board of Directors, individually or as a group, by sending an email to our General Counsel at OGC@K12.com, or by mailing a letter to K12 Inc., 2300 Corporate Park Drive, Herndon, VA 20171, Attention: General Counsel and Secretary. Our General Counsel will monitor these communications and provide summaries of all received communications to our Board of Directors at its regularly scheduled meetings. Where the nature of a communication warrants, our General Counsel may decide to seek the more immediate attention of the appropriate committee of the Board of Directors, the Lead Independent Director or an individual director, or our management or independent advisors and will determine whether any response is necessary.

Director Independence

Our Board of Directors has affirmatively determined that each of our non-employee directors is "independent" as defined in the currently applicable listing standards of the New York Stock Exchange ("NYSE") and the rules and regulations of the Securities and Exchange Commission ("SEC"). Mr. Davis is not independent under either NYSE or SEC rules because he is an executive officer of the Company. If the nominees for the Board of Directors are duly elected at the Annual Meeting, then each of our directors, other than Mr. Davis, will serve as an independent director on our Board of Directors as the term is defined in applicable rules of the NYSE and the SEC.

Board of Directors Leadership Structure

Our Board of Directors is comprised of independent, accomplished and experienced directors who provide advice and oversight of management to further the interests of the Company and its stockholders. Our governance framework provides the Board of Directors with the flexibility to determine an optimal organizational structure for leadership and engagement while ensuring appropriate insight into the operations and strategic issues of the Company. The Board of Directors has evaluated its leadership structure and determined that Mr. Davis should serve as Chairman of the Board and Chief Executive Officer ("CEO") and that Mr. Reynolds should serve as Lead Independent Director.

Chairman.    Our Board of Directors elects a chairman from among the directors and determines whether to separate or combine the roles of chairman and chief executive officer based on what it believes best serves the needs of the Company and its stockholders at any particular time. Both approaches have been taken depending on the circumstances. The determination to appoint Mr. Davis as Chairman and CEO was based on a number of factors that made him particularly well-suited for the role. These factors included his position as Chief Executive Officer and his prior position as Executive Chairman, his prior service on the Board of Directors and its Compensation Committee, and his understanding of the Company's business and day-to-day operations, growth opportunities, challenges and risk management practices. This combination of Company experience and expertise enables Mr. Davis to provide strong and effective leadership to the Board of Directors and to ensure that the Board of Directors is informed of important issues. The Chairman and CEO oversees all corporate and business functions of the Company, shapes the formulation and implementation of strategic and operational plans and acts as the Board of Directors' liaison to management. In consultation with our Lead Independent Director, the Chairman and CEO sets the agenda for the regular and special meetings of the Board of Directors, presides at the annual meeting of stockholders and performs such other functions and responsibilities as set forth in the Corporate Governance Guidelines, or as requested by the Board of Directors. The Board of Directors believes that having a unified role at this stage in our development promotes a cohesive, strong and consistent vision and strategy for the Company.

Lead Independent Director.    The role of the Lead Independent Director is to facilitate communications between the Chairman and the independent directors and the committees of the Board of Directors. In doing so, the Lead Independent Director, Mr. Reynolds, serves as the liaison between the Board of Directors and the Chairman, thereby giving guidance to management in meeting the objectives set by the Board of Directors and monitoring compliance with corporate governance policies. Additionally, the Lead Independent Director serves as a liaison between the Board of Directors and stockholders. The Lead Independent Director has the authority to call meetings of the independent directors and chairs executive sessions of the Board of Directors during which no members of management are present. These meetings are intended to provide the Lead Independent Director with information that he can use to assist the Chairman and CEO to function in the most effective manner. The Board of Directors believes the Lead Independent Director provides additional independent oversight of executive management and Board matters.

Executive Sessions of the Board.    Our Board of Directors holds executive sessions without management directors or management present at each regularly scheduled meeting of the Board of Directors. The independent directors may also meet without management present at other times as requested by any independent director. As Lead Independent Director, Mr. Reynolds chairs the executive sessions of the Board of Directors.

Committees of the Board of Directors

As of the date of this Proxy Statement, membership on the Committees of the Board of Directors is as follows:

Chairperson               Member               Financial Expert

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Academic Committee

Craig R. Barrett

Guillermo Bron

Fredda J. Cassell

Adam L. Cohn

Nathaniel A. Davis

John M. Engler

Steven B. Fink

Mary H. Futrell

Jon Q. Reynolds, Jr.

Andrew H. Tisch

The standing committees of our Board of Directors are the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and the Academic Committee.

Audit Committee.    The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, consists of Mr. Fink, who serves as the Chairman, Mr. Bron and Ms. Cassell. Our Board of Directors has determined that each of Messrs. Fink and Bron and Ms. Cassell qualify as independent directors under the applicable NYSE listing requirements and SEC regulations.

The Audit Committee met nine times during fiscal 2015. The meetings to review the Company's quarterly and annual periodic filings with the SEC each include at least two separate sessions (which together count as only one meeting). Mr. Fink engaged in routine separate communications with the Company's external auditors and Chief Financial Officer, held the required executive sessions at each meeting, and requested participation by outside counsel, as needed. The Audit Committee has a charter, available on our website at www.K12.com, setting forth its structure, powers and responsibilities. Pursuant to the charter, the Audit Committee is comprised of at least three members appointed by our Board of Directors, each of whom satisfies the requirements of independence and financial literacy. In addition, our Board has determined that Messrs. Fink and Bron and Ms. Cassell are each an audit committee financial expert as that term is defined under the Exchange Act. Under its charter, the responsibilities of the Audit Committee include:

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  discussing with our independent registered public accounting firm the conduct of the annual audit, the adequacy and effectiveness of our accounting, the effectiveness of internal control over financial reporting, and applicable requirements regarding auditor independence;

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  approving the audited financial statements of the Company to be included in our Annual Report on Form 10-K;

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  reviewing and recommending annually to our Board of Directors the selection of an independent registered public accounting firm;

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  pre-approving all audit and non-audit services and fees associated with our independent registered public accounting firm; and

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  reviewing and discussing with management significant accounting matters and disclosures.

In addition, our Corporate Governance Guidelines provide that members of the Audit Committee may not serve on the audit committees of more than two other companies at the same time as they serve on our Audit Committee.

Compensation Committee.    The Compensation Committee consists of Mr. Tisch, who serves as the Chairman, Dr. Futrell and Mr. Reynolds. Our Board of Directors has determined that each of Messrs. Tisch and Reynolds and Dr. Futrell qualify as independent directors within the meaning of the applicable NYSE listing requirements and SEC regulations.

The Compensation Committee met five times during fiscal 2015. The Compensation Committee has a charter, available on our website at www.K12.com, setting forth its structure, powers and responsibilities. These include:

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  reviewing the compensation philosophy of our Company;

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  reviewing, approving and recommending corporate goals and objectives relating to the compensation of our Chairman and CEO and, based upon an evaluation of the achievement of these goals, recommending to the Board of Directors our Chairman and CEO's total compensation;

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  reviewing and approving salaries, bonuses and other forms of compensation for our other executive officers, including without limitation stock options, restricted shares, and other forms of equity compensation;

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  considering and adopting changes to our compensation structure as applicable to all non-executive officer employees, including, but not limited to, salaries and benefits; and

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  performing such duties and exercising such authority as may be assigned by the Board of Directors, including under the terms of our equity incentive and bonus plans.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of Mr. Bron, who serves as the Chairman, and Messrs. Cohn, Engler, Fink, Reynolds and Tisch. Our Board of Directors has determined that each of Messrs. Bron, Cohn, Engler, Fink, Reynolds and Tisch qualify as independent directors within the meaning of the applicable NYSE listing requirements and SEC regulations. Our Board of Directors has adopted Corporate Governance Guidelines which are available on our website at www.K12.com.

The Nominating and Corporate Governance Committee met two times during fiscal 2015. The Nominating and Corporate Governance Committee has a charter, available on our website at www.K12.com, setting forth its structure, powers and responsibilities. Under its charter, the Nominating and Corporate Governance Committee has the authority to nominate persons to stand for election and to fill vacancies on our Board of Directors. The Nominating and Corporate Governance Committee may consider the following criteria, as well as any other factors it deems appropriate, in recommending candidates for election to our Board of Directors:

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  personal and professional integrity, ethics and values;

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  experience in corporate management, such as serving as an officer or former officer of a publicly-traded company, and a general understanding of marketing, finance, operations, governance and other elements relevant to the success of the Company in today's business and regulatory environment;

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  experience in the field of education policy and administration;

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  service as a board member of another publicly-traded company; and

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  practical and mature business judgment, including ability to make independent analytical inquiries.

Although the Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, it strives to nominate directors with a variety of complementary skills so that, as a group, the Board of Directors will possess the appropriate backgrounds, talent, perspectives, skills and expertise to oversee the Company's business. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, provided such recommendations are submitted in writing not later than the close of business on the 90th day, or earlier than the close of business on the 120th day, prior to the anniversary of the preceding year's annual meeting of the stockholders. Such recommendations should include the name and address and other pertinent information about the candidate as is required to be included in the Company's proxy statement. Recommendations should be submitted to the corporate secretary of the Company at K12 Inc., 2300 Corporate Park Drive, Herndon, VA 20171, Attention: General Counsel and Secretary. The Nominating and Corporate Governance Committee will consider the criteria set forth above and other relevant information when evaluating director candidates recommended by stockholders.

Academic Committee.    The Academic Committee consists of Dr. Barrett, who serves as the Chairman, Mr. Davis and Dr. Futrell. The primary role of the Academic Committee is to make recommendations and assist management in discharging its responsibility to ensure continuous improvement in academic outcomes for the students and schools we serve. The Academic Committee, in conjunction with the Company's Educational Advisory Committee, met jointly four times in fiscal 2015.

The Academic Committee has a charter, available on our website at www.K12.com, setting forth the structure, powers and responsibilities of the Academic Committee. Under its charter, the responsibilities of the Academic Committee include:

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  monitoring the effectiveness of the Company's education products and services;

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  evaluating and implementing recommendations of the Company's Educational Advisory Committee; and

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  making recommendations to the Board of Directors and management to ensure continuous improvement in academic outcomes for the public and private schools served by the Company.

Risk Management

Our Board of Directors believes full and open communication with management is essential for effective enterprise risk management and oversight. Members discuss strategy and risks facing the Company with our Chairman and our senior management at meetings of our Board of Directors or when members of our Board of Directors seek to focus on a particular area of risk, such as meeting state academic accountability standards at the schools we manage, ensuring the privacy of student information, compliance with state regulatory and reporting requirements or information technology cyber-security protections and preparedness. Because the Chairman also sets the agenda for the Board of Directors meetings, each functional division of the Company can identify risk-related topics that may require added attention, such as evolving state curriculum standards, student engagement and retention, education technology, legal and policy matters, and information security. Each quarter, our Chairman also presents an assessment of the strategic, financial and operational issues facing the Company, which includes a review of associated risks and opportunities.

Management is responsible for identifying, prioritizing, remediating and monitoring the day-to-day management of risks that the Company faces, while our Board of Directors, as a whole and through its committees, is responsible for the oversight of enterprise risk management. In fiscal 2015, the Audit Committee continued to work directly with our Vice President of Internal Audit and a major independent accounting firm to support the Company's internal audit function in risk management. This combination provides us with the focus, scope, expertise and continuous attention necessary for effective risk management.

While our Board of Directors is ultimately responsible for risk oversight, three of its committees concentrate on specific risk areas.

  •
  The Audit Committee oversees financial reporting and internal controls, and discusses with management the Company's policies with respect to those matters. This includes various risk management reports prepared by our internal audit department and provided to our Audit Committee on a quarterly basis. In addition, our Audit Committee assists the Board of Directors in the oversight of legal risk management. In June 2013, the Board of Directors approved the charter of a Legal Compliance and Ethics Committee (consisting of senior management members) to implement and maintain a Legal and Compliance Ethics Program, which includes a Chief School Compliance Officer within the Office of the General Counsel. The Legal Compliance and Ethics Committee is tasked with providing semi-annual reports to the Audit Committee on the Company's legal risks and compliance-related matters in the schools we serve.

  •
  Our Compensation Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs, and retains outside compensation and legal experts for that purpose, as further explained in the Compensation Committee's Report which begins on page 20.

  •
  Finally, our Nominating and Corporate Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with the organization, membership and structure of the Board of Directors, succession planning for our directors and corporate governance.

Director Compensation for Fiscal 2015

In fiscal 2015, pursuant to our Amended Non-Employee Directors Compensation Plan ("Directors Compensation Plan") adopted in November 2013, our non-employee directors received annual cash retainers for service on the Board and assigned committees and annual restricted stock awards. Mr. Davis, our Chairman and CEO, received no additional compensation for his service on our Board of Directors.

Pursuant to the terms of the Directors Compensation Plan, each non-employee director received an annual cash retainer of $50,000. The Chairman of the Audit Committee received an additional annual cash retainer of $20,000; the Chairman of the Compensation Committee received an additional annual cash retainer of $15,000; and the Chairman of the Nominating and Corporate Governance Committee received an additional annual cash retainer of $10,000. Non-employee directors serving on Board committees received annual cash retainers of $5,000 for each committee on which he or she served. The retainer for service on the Audit Committee includes attendance at up to five Audit Committee meetings. Should the Audit Committee meet more than five times per year, members receive an additional fee of $1,500 per meeting attended. In fiscal 2015 the Audit Committee met nine times. The Directors Compensation Plan also provides for annual restricted stock awards for each non-employee director, valued at $100,000 as of the grant date (prorated based on their start date for a partial year of service), with the shares underlying such awards vesting in equal annual installments over a period of three years. The restricted stock awards were granted on January 2, 2015, pursuant to the Directors Compensation Plan.

Please see the Security Ownership of Certain Beneficial Owners and Management table starting on page 65 for additional information on the beneficial ownership of Common Stock by each of our directors.

The following table sets forth the compensation paid to our non-employee directors for their services during fiscal 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)

Craig R. Barrett (2)	90,000	100,000	190,000

Guillermo Bron (3)	71,000	100,000	171,000

Fredda J. Cassell (4)	61,000	100,000	161,000

Adam L. Cohn (5)	55,000	100,000	155,000

John M. Engler (6)	55,000	100,000	155,000

Steven B. Fink (7)	116,000	100,000	216,000

Mary H. Futrell (8)	60,000	100,000	160,000

Jon Q. Reynolds, Jr. (9)	60,000	100,000	160,000

Andrew H. Tisch (10)	105,000	100,000	205,000

(1)
Represents the aggregate grant date fair values of stock awards computed in accordance with FASB ASC Topic 718. On January 2, 2015, each non-employee director received an award of 8,547 shares of restricted stock that vest in equal installments on an annual basis over a period of three years.

(2)
Fee includes $35,000 for service on a Special Committee appointed by the Board in fiscal 2015. As of June 30, 2015, Dr. Barrett held 12,687 unvested restricted shares.

(3)
As of June 30, 2015, Mr. Bron held 12,687 unvested restricted shares and vested options to purchase 16,450 shares of Common Stock consisting of 7,000 granted on May 7, 2009; 7,000 granted on February 7, 2008; and 2,450 granted on July 3, 2007.

(4)
As of June 30, 2015, Ms. Cassell held 10,332 unvested restricted shares.

(5)
As of June 30, 2015, Mr. Cohn held 12,527 unvested restricted shares.

(6)
As of June 30, 2015, Mr. Engler held 12,687 unvested restricted shares.

(7)
Fee includes $35,000 for service on a Special Committee appointed by the Board in fiscal 2015. As of June 30, 2015, Mr. Fink held 12,687 unvested restricted shares and vested options to purchase 14,000 shares of Common Stock, consisting of 7,000 granted on May 7, 2009; and 7,000 granted on February 7, 2008.

(8)
As of June 30, 2015, Dr. Futrell held 12,687 unvested restricted shares and vested options to purchase 11,838 shares of Common Stock, consisting of 5,000 granted on May 7, 2009; 5,000 granted on February 7, 2008; and 1,838 granted on August 15, 2007.

(9)
As of June 30, 2015, Mr. Reynolds held 12,687 unvested restricted shares.

(10)
Fee includes $35,000 for service on a Special Committee appointed by the Board in fiscal 2015. As of June 30, 2015, Mr. Tisch held 12,687 unvested restricted shares and vested options to purchase 17,000 shares of Common Stock, consisting of 10,000 granted on May 7, 2009; and 7,000 granted on February 7, 2008.

PROPOSAL 1:
ELECTION OF DIRECTORS

Our Board of Directors currently has ten members: Messrs. Guillermo Bron, Adam L. Cohn, Nathaniel A. Davis, John M. Engler, Steven B. Fink, Jon Q. Reynolds, Jr., Andrew H. Tisch, Ms. Fredda J. Cassell, and Drs. Craig R. Barrett and Mary H. Futrell, although there are only nine director nominees standing for election. In October 2015, Dr. Futrell expressed her intention to retire from the Board of Directors and accordingly her term will end at the conclusion of the Annual Meeting. The Board of Directors determined that, effective at the conclusion of the Annual Meeting, the size of the Board of Directors will be decreased to nine directors.

The term of office of each member of our Board of Directors expires at the Annual Meeting, or in any event at such time as their respective successors are duly elected and qualified or their earlier resignation, death, or removal from office. Each year, the stockholders will elect the members of our Board of Directors to a one-year term of office.

Upon the recommendation of our Nominating and Corporate Governance Committee, the Board of Directors has approved the nomination of nine directors, Messrs. Bron, Cohn, Davis, Engler, Fink, Reynolds, Tisch, Ms. Cassell, and Dr. Barrett, for election at the Annual Meeting to serve until the next annual meeting of the stockholders (or until such time as their respective successors are elected and qualified or their earlier resignation, death, or removal from office).

Our Board of Directors has no reason to believe that the persons listed below as nominees for directors will be unable or decline to serve if elected. In the event of death or disqualification of any nominee or the refusal or inability of any nominee to serve as a director, proxies cast for that nominee may be voted with discretionary authority for a substitute or substitutes as shall be designated by the Board of Directors.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS SHALL BE ELECTED BY A PLURALITY OF VOTES PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES LISTED BELOW.

 Nominees for Election at the Annual Meeting

Set forth below are the names and other information pertaining to each person nominated to the Board of Directors.

Craig R. Barrett
Age 76

Dr. Barrett joined us as a director in September 2010 and currently serves as Chairman of the Academic Committee. He served as Chairman and Chief Executive Officer of Intel Corporation, which he joined in 1974, until his retirement in 2009. Prior to Intel Corporation, Dr. Barrett was a member of the Department of Materials Science and Engineering faculty of Stanford University. Dr. Barrett currently serves as Co-Chairman of Achieve, Inc., an independent, bipartisan, non-profit education reform organization; Chairman of Change the Equation, an organization promoting widespread literacy in science, technology, engineering and math (STEM); President and Chairman of BASIS Schools, Inc.; Vice Chair of the Science Foundation Arizona; and Co-Chairman of the Business Coalition for Student Achievement. Dr. Barrett holds B.S., M.S. and Ph.D. degrees in Materials Science from Stanford University. Dr. Barrett was selected as a director because of his deep knowledge and experience in information technology innovation, as well as his global, operational, and leadership experience as Chairman and Chief Executive Officer of Intel Corporation. He also brings a unique perspective to the Board of Directors from his tenure as a professor and his volunteer work and support of numerous educational organizations.

Guillermo Bron
Age 63

Mr. Bron joined us as a director in July 2007, and currently serves as Chairman of the Nominating and Corporate Governance Committee and is a member of the Audit Committee. Mr. Bron is a Managing Director at Pine Brook

Road Partners, LLC, an investment firm, and served as a Managing Director of Acon Funds Management LLC, a private equity firm, from 2006 to 2012. Mr. Bron has also served as Chairman and a director of United Pan Am Financial Corp. (UPFC) since 1994, and he served as a director of Pan American Bank, FSB (Pan American), a former wholly- owned subsidiary of UPFC, from 1994 to 2005. Mr. Bron has served as Chairman of idX Corporation since 2008, and from 2000 to 2002, Mr. Bron was a director of Telemundo Group, Inc. From 1994 to 2003, Mr. Bron was an officer, director and principal stockholder of a general partner of Bastion Capital Fund, L.P., a private equity investment fund primarily focused on the Hispanic market. Previously, Mr. Bron was a Managing Director of Corporate Finance and Mergers and Acquisitions at Drexel Burnham Lambert. Mr. Bron holds a B.S. in Electrical Engineering and Management from Massachusetts Institute of Technology and an M.B.A. from Harvard University. Mr. Bron was selected as a director because of his extensive executive leadership and international experience, as well as his expertise in investment banking and capital markets, which enables him to bring valuable insights to the Board of Directors in the areas of finance and strategy. The Board of Directors also benefits from his prior experience as a public company director and audit committee member.

Fredda J. Cassell
Age 60

Ms. Cassell joined us as a director in May 2014, and is a member of our Audit Committee. Ms. Cassell was with PricewaterhouseCoopers LLP for 32 years, having been a partner with the firm from 1992 until her retirement in June 2012. Ms. Cassell is a CPA, received her B.A. from Washington University in St. Louis and holds an M.B.A. from Washington University's John M. Olin School of Business. She previously served on the Board of Directors of the United Hospital Fund and was a member of its Audit Committee. Ms. Cassell was selected as a director because she is a highly accomplished senior executive. Ms. Cassell also possesses experience and expertise working with senior management of both public and private multinational companies in many industries, dealing extensively with complex technical accounting matters, acquisitions and divestitures, financial reporting, and internal control over financial reporting.

Adam L. Cohn
Age 44

Mr. Cohn joined us as a director in February 2013 and is a member of our Nominating and Corporate Governance Committee. He is CO-CEO of Stone Canyon Industries LLC ("SCI"), a company he co-founded in September of 2014. SCI is a holding company that owns and invests in operating companies around the world. Mr. Cohn serves on the board of directors of Stone Canyon Industries, Fleischmann's Vinegar Company and FLY Wheel Sports, each a privately-held company in which SCI invests. In addition, he is a partner at Knowledge Universe, or KU, where he is head of mergers and acquisitions and business development for KU and its portfolio companies. Mr. Cohn has been employed by KU since March of 2000. Prior to joining KU, he was a senior associate with Whitney & Co., a leading private equity firm. At Whitney & Co., he was responsible for sourcing and executing transactions for the Whitney Mezzanine Fund. Prior to Whitney & Co., Mr. Cohn was an investment banker in the Financial Sponsors Group at Bankers Trust Company and Deutsche Bank. He has a B.S. in business from Skidmore College and an M.B.A. from Columbia University. Mr. Cohn was selected as a director based on his significant financial and transactional experience in private equity and investment banking, as well as his experience with education companies. The Board of Directors also benefits from his extensive board experience.

Nathaniel A. Davis
Age 61

Mr. Davis joined us as a director in July 2009 and has served as our Chairman since June 2012. In January 2013, he became our Executive Chairman, and in January 2014, Mr. Davis was appointed to be our Chief Executive Officer. He also is a member of our Academic Committee. Prior to joining the Company, he served as the managing director of RANND Advisory Group from 2003 until December 2012. Previously, Mr. Davis worked for XM Satellite Radio from June 2006 to November 2008, serving as President and then Chief Executive Officer until the company's merger with Sirius Radio. He also served on the XM Satellite Radio board from 1999 through 2008. From 2000 to 2003, Mr. Davis was President and Chief Operating Officer, and board member of XO Communications Inc. Mr. Davis has also held senior executive positions at Nextel Communications (EVP, Network and Technical Service), MCI Telecommunications (Chief Financial Officer) and MCI Metro (President and Chief Operating Officer).

Since 2011, Mr. Davis has served as a director of Unisys Corporation and RLJ Lodging Trust. Mr. Davis has also previously served on the board of several public and private firms including Mutual of America Capital Management Corporation, Charter Communications and Telica Switching. Mr. Davis also currently serves as a director of the non-profit Progressive Life Center. Mr. Davis received an M.B.A. from the Wharton School of the University of Pennsylvania, an M.S. in Engineering Computer Science at the Moore School of the University of Pennsylvania, and a B.S. in Engineering from Stevens Institute of Technology. Mr. Davis was selected as a director based on his strong record of executive management, finance and systems engineering skills, as well as his insight into the considerations necessary to run a successful, diverse global business. The Board of Directors also benefits from his previous service on other public company boards and his experience in accounting and financial reporting.

John M. Engler
Age 67

Mr. Engler joined us as a director in October 2012 and is a member of the Nominating and Corporate Governance Committee. He has served as President of the Business Roundtable since January 2011. From 2004 to 2011, Mr. Engler was the President and Chief Executive Officer of the National Association of Manufacturers. He was President of State and Local Government and Vice President of Government Solutions for North America for Electronic Data Systems Corporation from 2003 to 2004. Mr. Engler served as Michigan's 46th governor for three terms from 1991 to 2003. He has served on the board of directors of Universal Forest Products Inc. since 2003 and is a member of its Compensation Committee. He is also a director of Munder Capital Management. Previously, Mr. Engler was a director of Northwest Airlines from 2003 to 2008, a director of Dow Jones & Company, Inc. from 2005 to 2007, and a director of Delta Airlines from 2008 to 2012. Mr. Engler holds a B.S. in Agricultural Economics from Michigan State University and a J.D. from the Thomas M. Cooley Law School. Mr. Engler was selected as a director because of his executive and legislative expertise as a state governor, including working with state education budgets, and for his business experience. The Board of Directors also benefits from Mr. Engler's perspective as a director of numerous public companies and as a member of their audit committees.

Steven B. Fink
Age 64

Mr. Fink joined us as a director in October 2003 and currently serves as Chairman of the Audit Committee and is a member of the Nominating and Corporate Governance Committee. Mr. Fink is the Chairman of the Board and Chairman of the Compensation Committee for Life Storage, LLC, the Deputy Chairman of Heron International and a Director of the Foundation of the University of California, Los Angeles. Mr. Fink served as a director of Nobel Learning Communities, Inc. from 2003 to 2011. In addition, Mr. Fink is a member of the Board of the Smithsonian National Museum of American History, the Board of the Herb Ritts Foundation, and is a member of The J. Paul Getty Photographs Counsel. From 1999 to 2009, Mr. Fink served as a director of Leapfrog, Inc. and its Chairman from 2004 to 2009. From 2000 to 2008, Mr. Fink was the Chief Executive Officer of Lawrence Investments, LLC. Mr. Fink has also previously served as Chairman and Chief Executive Officer of Anthony Manufacturing, Chairman and Managing Director of Knowledge Universe and Chairman and Chief Executive Officer of Nextera. Mr. Fink holds a B.S. in Psychology from the University of California, Los Angeles and a J.D. and an L.L.M. from New York University. Mr. Fink was selected as a director based on his significant experience in operations and financial oversight gained as serving as director or chairman for various public and private companies in addition to his membership on various company audit committees which enables him to contribute significantly to the financial oversight, risk oversight and governance of the Company.

Jon Q. Reynolds, Jr.
Age 47

Mr. Reynolds joined us as a director in April 2011 and became the Lead Independent Director in January 2013. He also is a member of our Compensation Committee and Nominating and Corporate Governance Committee. In 1999, Mr. Reynolds became a General Partner at Technology Crossover Ventures, or TCV, a private equity and venture capital firm that he joined in 1997. Prior to joining TCV, Mr. Reynolds was an Associate with General Atlantic Partners, a private equity firm focused on late stage software and service businesses. Before joining General Atlantic Partners, Mr. Reynolds was a member of the mergers and acquisitions group at Lazard Freres & Co., where he focused on the technology and telecommunication industries. Mr. Reynolds holds an A.B. degree from Dartmouth

College and an M.B.A. from Columbia Business School. Mr. Reynolds serves as a director of OSIsoft, LLC, Genesys Telecommunications Laboratories, Inc., IQMS, OneSource Virtual, Inc., and Webroot Software, Inc., none of which are publicly-traded companies. Mr. Reynolds was nominated as a director because of his experience in mergers and acquisitions and as a director of other public companies. Additionally, his experience as an active investor in numerous software and online education companies and extensive relationships throughout our industry will benefit the Board of Directors and the Company.

Andrew H. Tisch
Age 66

Mr. Tisch joined us as a director in August 2001 and served as Chairman of the Board of Directors from May 2007 to June 2012. He currently serves as Chairman of the Compensation Committee and is a member of our Nominating and Corporate Governance Committee. Since 1985, Mr. Tisch has been a director of Loews Corporation, and is Co-Chairman of its board, Chairman of its executive committee and, since 1999, has been a member of its Office of the President. Mr. Tisch has also served as a director of three subsidiaries of Loews Corporation: Diamond Offshore Drilling, Inc. since 2011, CNA Financial Corporation since 2006, and Boardwalk Pipeline Partners, LP since 2005. Mr. Tisch previously served as a director of Bulova Corporation from 1979 to 2008 and as a director of Lord & Taylor from 2006 to 2008. Mr. Tisch engages in numerous public service activities including serving as Vice Chairman of Cornell University, trustee of the Brookings Institution, and as a member of the Dean's Advisory Board at the Harvard Business School. Mr. Tisch holds a B.S. in Hotel Administration from Cornell University and an M.B.A. from Harvard University. Mr. Tisch was selected as a director because of his extensive experience having served as president or chairman of various multinational companies over his career in addition to his membership on various boards of public companies which allows him to provide the Board of Directors with leadership and a variety of perspectives on important strategic and governance issues. The Board of Directors also benefits from his involvement in higher education and non-profit organizations.

EXECUTIVE OFFICERS

Set forth below is biographical information for each of our current executive officers who is not also a director.

Allison B. Cleveland, Executive Vice President of School Management and Services, Age 42

Ms. Cleveland joined us in October 2002 and serves as Executive Vice President of School Management and Services. During her time at K12, Ms. Cleveland has been instrumental in building the managed public school line of business. Most recently, she served as the Senior Vice President of School Services, overseeing academic and operational services in the managed public schools. Prior to that, Ms. Cleveland was the Regional Vice President of the Southern Region, responsible for schools in the Southeast portion of the United States. In her early years at K12, Ms. Cleveland worked in support of new school start-up and school operations, where she was responsible for the successful launch of K12 Virtual Academies throughout the country. Ms. Cleveland began her career at Andersen Consulting, where she focused on clients in the telecommunications industry and government. She holds a BSE in Biomedical and Electrical Engineering from Duke University and an MBA and MA in Education from Stanford University. Ms. Cleveland currently serves as a Director for the Foundation for Blended and Online Learning.

Howard D. Polsky, Executive Vice President, General Counsel and Secretary, Age 64

Mr. Polsky joined us in June 2004, and serves as Executive Vice President, General Counsel and Secretary. Mr. Polsky previously held the position of Vice President and General Counsel of Lockheed Martin Global Telecommunications from 2000 to 2002. Prior to its acquisition by Lockheed Martin, Mr. Polsky was employed by COMSAT Corporation from 1992 to 2000, initially serving as Vice President and General Counsel of COMSAT's largest operating division, and subsequently serving on the executive management team as Vice President of Federal Policy and Regulation. From 1983 to 1992, Mr. Polsky was a partner at Wiley, Rein & Fielding, and was an associate at Kirkland & Ellis from 1979 to 1983. Mr. Polsky began his legal career at the Federal Communications Commission. He received a B.A. in Government from Lehigh University and a J.D. from Indiana University. Mr. Polsky currently serves as a member of the Advisory Board to the Lehigh University College of Arts and Science.

James J. Rhyu, Executive Vice President and Chief Financial Officer, Age 45

Mr. Rhyu joined us in June 2013 and serves as Executive Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Rhyu served as Chief Financial Officer and Chief Administrative Officer of Match.com, a subsidiary of publicly traded IAC/InterActiveCorp, since June 2011. In those roles, he was responsible for overseeing a broad range of functions, including finance, human resources, legal, information technology and operations, certain international operations and product development. Prior to his roles at Match.com, Mr. Rhyu was a Senior Vice President of Finance at Dow Jones & Company from January 2009 until May 2011, where he ran the global financial function. Previously, Mr. Rhyu served for three years as the Corporate Controller of Sirius XM Radio Inc. and its predecessor company, XM Satellite Radio, as well as serving in the same role for Graftech International. Mr. Rhyu also served six years as an auditor with Ernst & Young LLP in the United States and South America. Mr. Rhyu holds a B.S. from the Wharton School of Business at the University of Pennsylvania and an M.B.A. from the London Business School.

Joseph P. Zarella, Executive Vice President, Business Operations, Age 56

Mr. Zarella, joined us in October 2014, and serves as Executive Vice President, Business Operations, leading the Company's marketing organization, information technology organization, enrollment and customer care operations, as well as contract provisioning, billing and collections functions. Mr. Zarella has more than 20 years of successful customer service, sales and marketing operations, and information technology management experience. Prior to joining the Company, Mr. Zarella served as Chief Service Officer for SiriusXM Satellite Radio and its predecessor company, XM Satellite Radio, since 2006. In this role, he led the Company's sales, marketing, customer service and retention operations. Before joining XM Satellite Radio, he served at Constellation NewEnergy as Managing Director of Operations, where he was responsible for setting the corporate operations consolidation strategy. Prior to that, he was Vice President of Revenue Operations for XO Communications for six years, which followed after more than ten years' experience at MCI Communications serving as Vice President of Financial Operations and holding several executive operations leadership positions. Mr. Zarella holds a B.S. in Information Systems from the University of Massachusetts, and an M.B.A. in International Finance from the University of Dallas.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides information about our fiscal 2015 compensation for the following named executive officers (our "NEOs"):

NEO	Title in 2015	Years in Position at End of 2015 (rounded)	Years of Service at End of 2015 (rounded)

Nathaniel A. Davis	Chairman and Chief Executive Officer	2	6

James J. Rhyu	EVP and Chief Financial Officer	2	2

Joseph P. Zarella	EVP, Business Operations	1	1

Howard D. Polsky	EVP, General Counsel and Secretary	11	11

Timothy L. Murray	President and Chief Operating Officer	3	3

Subsequent Management Change

In September 2015, Mr. Murray resigned as our President and Chief Operating Officer.

Executive Summary

Since it was founded in 1999, K12 has provided students in kindergarten through 12th grade with access to engaging curriculum and learning systems which enable them to maximize their success in life, regardless of geographic, financial or demographic circumstances. Today, we continue to be an industry leader in technology-enabled individualized learning, adapting instruction to meet each student's unique capabilities, interests and needs.

For fiscal 2015, our key strategic accomplishments and executive compensation highlights included the following:

  •
  Commenced implementation of long-term investment goals.  To improve the academic performance of students, we made capital expenditures in fiscal 2015 to convert to a state-of-the-art high school learning management system provided by Desire2Learn, which is designed to help us improve student engagement, retention and outcomes for the managed schools we serve. Execution of the Desire2Learn pilot program, which was successfully completed during fiscal 2015, was a key performance measure for our NEOs annual bonus for the year. Significant investments in next-generation curriculum content, teacher support and data security were also made in fiscal 2015.

  •
  Sustained revenue growth.  Although we experienced a decrease in our operating income in fiscal 2015, we increased revenues to $948.3 million, representing a growth rate of 3.1%, and achieved above-threshold performance in our revenue and operating income, as adjusted, goals for the year. These results were reflected in our NEOs' annual bonus payouts. When determining the performance level targets, operating income was expected to be lower in fiscal 2015 than in fiscal 2014 due to planned investments in academics and instruction, including improving curriculum and learning systems and developing programs and initiatives to support and enhance the student online learning experience, and therefore, was reflected in the performance level targets for the fiscal 2015 Executive Bonus Plan.

  •
  Continued refinement of our executive compensation program to align with industry practices.  To be responsive to stockholder concerns, we continued to assess our executive compensation programs during fiscal 2015 and made adjustments to further align our compensation programs with our primary goal of increasing academic performance at the managed public schools we serve while increasing long-term stockholder value. These adjustments included expanding our stock ownership policy to include all our NEOs, continued use of performance-based equity incentives and restructuring of our Executive Bonus Program to ensure our accountability metrics permit an accurate pay-for-performance outcome.

  •
  Redesign of our Executive Bonus Plan.  In fiscal 2015, our executive management team made significant strides to further develop our infrastructure and business goals, allowing us to more accurately identify an appropriate student base, provide those students with the resources to help them succeed and attract and retain talented executives by providing meaningful incentives for them to continue to contribute to our ongoing development. These improvements represent a shift in our strategic focus toward sustained business development as our managed public school business continues to mature. This was reflected in the redesign of our Executive Bonus Plan during fiscal 2015 by targeting the focus of our executives on expanded corporate performance measures, including improving student retention and academic performance, and successfully implementing our new high school learning platform, in addition to key financial performance measures. In addition, individual performance measures for each NEO are specific, measurable, time bound and aligned to our strategic operational and financial priorities.

  •
  Strong cash flow performance.  While continuing to invest in products and programs we believe will deliver better academic gains for students, we recognized strong cash flow performance for fiscal 2015. We exceeded our "target" performance goal for the key cash flow measure of EBITDA, as adjusted, minus capital expenditures, which we refer to as "EBITDA minus CapEx". Our actual EBITDA minus CapEx for fiscal 2015 was $37.2 million, as compared to a target performance goal of $35 million. When determining our fiscal 2015 performance objectives, we anticipated lower results than fiscal 2014 because of our planned investments in academics and instruction, including improving curriculum and learning systems and developing programs and initiatives to support and enhance the student online learning experience. The lower target and achievement values reflect these capital expenditures as well as a shift in our enrollment growth strategy. (EBITDA is a non-GAAP financial measure. For additional information on this measure see "Determination of Long-Term Incentive Compensation—Chairman/Chief Executive Officer" below.)

Response to Fiscal 2014 Stockholder Advisory Vote on Executive Compensation

Last year, a majority of our stockholders who voted (69%) on the non-binding advisory vote on executive compensation at the 2014 Annual Meeting of Stockholders approved the compensation of our named executive officers, representing an increase in our approval rate over the previous year. Even so, in an ongoing effort to garner stronger support for our executive compensation programs, the Compensation Committee of the Board of Directors (the "Committee") continued to consider and make refinements to executive and employee compensation programs in fiscal 2015. Taking into account the unique challenges confronting a publicly-traded company serving public education in the state-regulated K-12 sector, the Committee sought an appropriate balance in our executive compensation policies and practices to best serve the long-term interests of our stockholders and public school customers, while attracting and retaining the talent necessary to achieve those interests. Specifically, the Committee took a number of actions to refine our executive compensation practices and continued to use and expand upon policies and practices that were previously implemented. These policies and practices are discussed in more detail throughout this Compensation Discussion and Analysis, but notable refinements and continued practices included:

RELATIONSHIP BETWEEN COMPANY
PERFORMANCE AND EXECUTIVE
COMPENSATION

Our performance assessment framework and executive compensation program are designed to link pay and performance.

Executive Compensation Program Design

OUR COMPENSATION
PRINCIPLES

 Our compensation programs for our NEOs are guided by three basic principles:

Link compensation to performance. Compensation levels should reflect actual performance—that is, company-wide performance of K12 and the performance of the individual executive.

The only fixed component of compensation is base salary, which represents the smallest component of our executives' target total direct compensation.

Annual performance drives the payment of annual incentive compensation, which is largely based on corporate objectives, including financial, academic, business and operational measures, and individual performance tied to strategic goals during the fiscal year.

Long-term performance drives the ultimate value of long-term incentive plan awards. In fiscal 2015, restricted share awards granted to our two most senior executives (Messrs. Davis and Murray) were subject to the achievement of objective financial performance measures, with earned shares then subject to a time-based vesting schedule to balance reward for performance with our executive retention objectives.

Maintain competitive compensation levels. Levels of compensation should be competitive with those offered by comparable companies in our industry to attract, retain and reward our NEOs.

Align executives' and stockholders' interests. We use programs that will encourage high-performing NEOs to remain with us and increase long-term stockholder value by requiring that they maintain significant share ownership and by granting long-term equity incentive awards each year, including under our new long-term incentive program beginning in fiscal 2016.

Performance Assessment

The Committee uses a well-defined objective process to continually assess performance, which includes a combination of specific corporate and individual Performance Management Objectives ("PMOs"). These PMOs ensure that a meaningful portion of our executives' annual incentive awards are directly associated with measurable achievements.

The Committee also engages an independent compensation consultant to assess our pay for performance alignment, which includes an analysis of our NEOs' realizable pay relative to our peer group and an analysis of operational and stockholder returns relative to our peer group.

EXECUTIVE COMPENSATION PRACTICES

Below we highlight certain executive compensation practices we employ to align our executives' compensation with stockholder interests. Also listed below are certain compensation practices we do not employ because we believe they would not serve our stockholders' long term interests.

What We Do

Pay for Performance.    We tie annual incentive compensation to objective performance measures, including our fiscal 2015 revenue, operating income and cash flow (EBITDA minus CapEx). A significant portion of our NEO's potential compensation is not guaranteed but is linked to our financial and operational performance and stockholder return. We seek to place appropriate emphasis on variable pay components relative to our peer group and the

Committee has its compensation consultant annually evaluate the alignment of pay and performance relative to our peer group.

Establish Performance Goals Aligned to Strategy.    We use objective performance-based goals in our annual incentive plan that we believe are challenging, aligned to our strategic priorities and designed to motivate executive performance, including minimum thresholds below which no incentive pay is awarded. We establish customized individual PMOs for each of our NEOs to set clear performance tasks so a meaningful portion of their annual incentives are tied directly to their individual achievements for the year.

Target Pay Competitively.    We seek to target compensation within a competitive range of the median of the peer group and only deliver greater compensation when warranted by performance or unique skill set.

Use Meaningful Vesting Conditions on Equity Awards.    To the extent that time-vested equity awards are granted to our NEOs, we use relatively long three-year or four-year vesting periods to incentivize performance. In addition, equity awards granted in fiscal 2015 in the form of restricted stock to our most senior NEOs, Messrs. Davis and Murray, were subject to the attainment of financial performance objectives.

Maintain a Clawback Policy.    We can recover incentive compensation wrongly awarded to an executive officer where fraud or intentional misconduct led to a restatement of our financial statements.

Require Mandatory Share Ownership.    We require our NEOs to maintain a minimum ownership level of our common stock to ensure they hold a significant equity stake in our Company thereby aligning their interests with those of the stockholders. In fiscal 2015, we expanded our stock ownership policy to include, in addition to our Chairman/CEO and President/COO, our Chief Financial Officer, General Counsel and Executive Vice President, School Services. In fiscal 2016, we further expanded our stock ownership policy to include all our Executive Officers.

Perform Competitive Market Analysis.    The Committee reviews competitive market data provided by its independent compensation consultant for our executive officers prior to making annual executive compensation decisions.

Analyze Executive Compensation Risk.    We review the executive compensation program to ensure that it does not encourage excessive or unnecessary risk.

Provide an Incentive Oriented Pay Mix.    Pay for our NEOs is heavily performance based, which includes annual incentive awards and long-term incentives in the form of equity awards. Our targeted total direct compensation for our CEO is approximately 85% performance based. For our other NEOs, approximately 65% of their targeted total direct compensation is performance based. Actual awards vary based on performance.

What We Do Not Do

Grant Multi-Year or Guaranteed Bonuses or Equity Awards.    We do not pay guaranteed bonuses and currently have no guaranteed commitments to grant any equity-based awards. This ensures that we are able to base all compensation awards on measurable performance factors and business results.

Provide Generous Executive Perquisites.    We do not provide significant perquisites to our NEOs, such as club memberships, vehicles and similar items.

Offer Income Tax Gross-ups.    We do not provide income tax gross-ups for personal benefits and other broad-based benefits.

Permit Excise Tax Gross-ups.    We do not provide excise tax gross-ups for change-in-control payments or benefits.

Offer Pension or Supplemental Retirement Plans.    We do not provide costly retirement benefits to our NEOs that reward longevity rather than contributions to Company performance.

Reprice Options.    Since our initial public offering in 2007, we have not repriced or otherwise reduced the per-share exercise price of any outstanding stock options and we have no present intention of implementing any such repricings or reductions.

Provide Single Trigger Change in Control Payments.    We maintain a "double trigger" vesting policy with respect to our restricted stock awards whereby accelerated vesting in connection with a change in control of the Company also requires a qualifying termination of employment. Beginning in November 2013, all new grants of stock options also contain double trigger accelerated vesting provisions.

Allow Hedging or Pledging.    Our insider trading policy specifically prohibits short sales, hedging and margin transactions. Our 2007 Equity Incentive Plan prohibits pledging of any award granted under the plan.

EXECUTIVE COMPENSATION PROGRAM OBJECTIVES AND PROCESS

FOCUS ON RETENTION, MOTIVATION AND VARIABLE PAY

Our executive compensation programs are designed to attract, retain and reward the management talent that we need to maintain and strengthen our position in the education business, to improve academic performance at the public and private online schools we serve, and to achieve our other varied business objectives.

PAY FOR PERFORMANCE

Seeking to tightly link compensation to performance is a fundamental value underlying our NEO compensation practices. The annual incentives paid to each of our NEOs vary with performance based upon corporate PMOs, including our annual financial results, academic achievement at our managed schools and attainment of certain business objectives, and customized individual PMOs that are reviewed by the Committee at the beginning of each fiscal year. A significant portion of the total direct compensation delivered to all of our NEOs, but particularly our most senior NEOs, is variable, which directly ties their pay to corporate performance and their individual PMOs.

DETERMINING EXECUTIVE COMPENSATION

The Committee uses a performance-based framework as the basis for compensation decisions for our executives, including our NEOs. To maintain a disciplined approach to incentive compensation, the Committee applies a pre-defined process to calculate annual incentive payouts in relation to our level of achievement against corporate PMOs, which include objective financial performance criteria and measurable academic and business measures, and each NEO's achievement of their individual PMOs. The Committee may adjust final payout amounts to ensure that compensation decisions are fair and equitable, reflect all available information and serve our overall corporate objectives, including the retention of our NEOs, which we believe is critical to our ability to implement our strategic goals and continue to grow our business.

The Committee engages an independent compensation consultant to evaluate the relationship and alignment between executive compensation for our NEOs and our corporate performance. In late fiscal 2015, the Committee determined to transition compensation consultants from Towers Watson to Compensia. This transition is further discussed below under "Compensation Governance, Process and Incentive Decisions—Role of Committee's Independent Compensation Consultant."

In fiscal 2015, the compensation consultant's work for the Committee included our annual compensation benchmarking and pay-for-performance assessments, as described above. In determining overall compensation levels, the Committee generally seeks to set the target total direct compensation opportunity for most NEOs to approximate the market median, with the possibility to earn compensation above this level when warranted by actual performance or other commercial factors tied to attraction and retention of specific skill sets.

ASSESSING COMPARATIVE MARKET DATA AND PRACTICES

Towers Watson assisted the Committee in early fiscal 2015 by reviewing competitive market data on the compensation practices and programs of publicly-traded peer group companies and published survey data. The peer group was selected based on a number of factors, including revenue, market capitalization, number of employees and industry. Towers Watson also considered companies that list us as a peer as well as our peers as identified by the major proxy advisory firms. The companies in the fiscal 2015 peer group were:

• Blackbaud, Inc. • Bridgepoint Education, Inc. • Capella Education Co. • Corporate Executive Board Co. • DeVry, Inc.	• Education Management Corp. • Fair Isaac Corporation • Gartner, Inc. • Grand Canyon Education, Inc. • iGate Corp.	• Houghton Mifflin Harcourt Company • ITT Educational Services, Inc. • LinkedIn Corporation • Strayer Education, Inc. • Universal Technical Institute, Inc. • Zynga, Inc.

The Committee and compensation consultant used this peer group to compare the compensation levels of our NEOs to comparable executive positions for fiscal 2015. This peer group reflects an adjustment made in late fiscal 2014 to add Houghton Mifflin Harcourt Company, but the Committee did not otherwise adjust the peer group to ensure consistency in compensation benchmarking from year to year.

In late fiscal 2015, the Committee approved certain changes to the peer group to (i) adjust the balance between companies in the education services, subscription and software industry sectors, (ii) include only those companies that, at the time, continued to meet a majority of our screening criteria and (iii) remove those companies that no longer met such criteria. At that time, the companies removed from our peer group were Education Management Corp., LinkedIn Corp. and Universal Technical Institute and the companies added were Apollo Education Group, Inc., Career Education Corp., The Advisory Board Company and Tyler Technologies, Inc. The revised peer group will be used for fiscal 2016 compensation decisions.

ELEMENTS OF COMPENSATION

The following table outlines the key components of our executive compensation program for our NEOs for fiscal 2015:

	Component	Role	How it Is Determined/Links to Performance

FIXED	Base Salary	• To provide a stable, reliable monthly income • Set at levels that should comprise a low percentage of total compensation for executives

•

Reviewed periodically in light of individual performance results, market pay practices and advice of the Committee's independent compensation consultant

•

Represents an increasingly small component of fixed pay for our most senior NEOs (approximately 15% of total target pay for our Chairman/CEO, which compares at approximately the 30th percentile of our peer group)

VARIABLE	Annual Incentive	• To reward the achievement of annual corporate and individual PMOs • Links compensation to performance since award amounts are determined after the fiscal year based on actual results

•

Target annual incentive levels are determined based on competitive market analysis

•

Variable and primarily based on corporate performance, including objective financial goals and measurable academic and business measures, and individual performance aligned with achievement of our strategic priorities

•

Key corporate-level measures for fiscal 2015 included revenue and operating income targets, retention goals, implementation of our high school learning platform and academic performance at our managed schools

Equity

•

To increase alignment with stockholders by providing significant stock ownership

•

Typically constitutes the largest portion of target total direct compensation opportunity

•

Stock option grants provide value only based on stock price appreciation

•

To reward achievement of specific financial goals

•

To retain executives through three or four year vesting periods

•

To realize value attributable to performance achievement and stock price

•

Target award levels are determined based on competitive market analysis

•

Aligns executive interests with those of stockholders as potential value of awards increases or decreases with stock price

•

Awards granted as restricted stock and, for our Chairman/CEO, stock options as well

•

Stock options generally vest over four-year periods

•

Restricted stock awards generally vest over three-year periods

•

Award of restricted performance shares that are earned based on financial measures tied to our cash flow results, specifically the attainment of EBITDA minus CapEx goals

Component	Role	How it Is Determined/Links to Performance

Other Compensation

•

To allow executive officers to participate in standard employee benefit plans

•

To provide opportunity for deferring income taxes on a portion of annual income

•

To provide supplemental long-term disability and life insurance coverage

•

NEOs may participate in compensation and benefit programs on the same terms as other employees, such as health and welfare benefit plans, 401(k) plan, life insurance plan and executive life and disability plans

•

NEOs may elect to participate in a non-qualified deferred compensation plan providing tax-efficient savings, but receive no additional company contributions

•

Premiums for supplemental disability and life insurance benefits for NEOs are paid by the Company

FISCAL 2015 COMPENSATION DECISIONS

Determination of Base Salaries

Base salaries for our NEOs are initially determined by negotiation at the time of hire and take into consideration the scope of their responsibilities, as well as a competitive market analysis of the compensation paid by our peer group to similarly situated executives. In determining base salary adjustments for fiscal 2015, the Committee considered competitive market data provided by Towers Watson and the individual performance of our NEOs.

The base salaries for each of our NEOs in fiscal 2015 are set forth in the table below:

Name	Base Salary for Fiscal 2014	Base Salary for Fiscal 2015	Percentage Increase

Nathaniel A. Davis	$675,000	$700,000	4%

James J. Rhyu	$460,000	$478,500	4%

Joseph P. Zarella	—	$345,000 (1)	—

Howard D. Polsky	$315,000	$345,000	10%

Timothy L. Murray	$515,000	$527,825	2%

(1)
Mr. Zarella was hired in October 2014.

Annual Incentive Compensation

We maintain an annual cash bonus plan, or the Executive Bonus Plan, which is intended to reward our executive officers based on performance relative to corporate PMOs, which for fiscal 2015 included objective financial measures and measurable academic and business goals, and individual objective PMOs that are aligned with our strategic priorities. We believe that the Executive Bonus Plan provides incentives that are necessary to retain high performing executives and reward them for achieving our short-term goals in the pursuit of our larger business objectives. It is also designed to ensure that a meaningful portion of our NEOs' cash compensation is "at risk" based upon Company and individual performance.

In fiscal 2014, we adopted a performance-based "umbrella" bonus plan for certain of our key executives based upon objective performance measures and a pre-determined bonus pool, which is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code. While all Executive Bonus Plan awards continue to be determined based on objective corporate-level financial, academic and business measures and a rigorous assessment of individual PMOs, the umbrella bonus plan also provided that for our most senior executives (which for fiscal 2015 included Messrs. Davis and Murray), their Executive Bonus Plan award would not exceed a pre-determined allocated percentage of our operating income for the year. For fiscal 2015, these percentages were 3.4% for Mr. Davis and 1.4% for Mr. Murray. The umbrella bonus plan also enables the Committee to exercise both positive and negative discretion below a maximum bonus pool in tying compensation to actual performance as events unfold during the performance period, and the annual cash bonuses for these executives were substantially below the allowable pre-determined bonus pool levels.

In fiscal 2015, the Committee approved a redesign of our Executive Bonus Plan which reflected a shift in our overall strategic focus to sustained business development. The Executive Bonus Plan for our NEOs in fiscal 2015 consisted of two primary PMO categories: corporate PMOs based upon achievement of objective financial goals and measurable academic and business measures, and individual PMOs intended to motivate our executives to produce measurable corporate, academic and strategic achievements. When determining the corporate PMOs, the Committee added three goals focused directly on achievement of our business strategy of improving academic outcomes for students, improving student retention in the schools we manage and continuing to invest in our curriculum and learning systems, and retained two goals from fiscal 2014 for measuring financial performance. For Mr. Davis, the Committee assigned individual weightings to each PMO to reflect the total maximum bonus opportunity provided by his employment agreement, placing greater emphasis on the weightings of the corporate PMOs. Mr. Davis' total maximum bonus opportunity is achievable with over performance on the two corporate financial measures and his individual PMOs assigned by the Board. For the remaining NEOs, the Committee assigned equal weightings between the corporate and individual PMOs to align the total target bonus opportunity of our NEOs with the achievement of specific corporate and individual performance objectives that collectively are intended to promote the creation of long-term stockholder value.

The PMO categories provide our NEOs the opportunity to earn above target awards in the event they exceed pre-established performance levels, but also provide for no awards below minimum thresholds of performance. Pursuant to his employment agreement, Mr. Davis' total maximum bonus is 200% of his target level of 150% of base salary, which is a maximum of 300% of base salary. However, for fiscal 2015, based on our inability to meet the original budget for the year, the Committee determined that Mr. Davis would be eligible to receive only 80% of his bonus opportunity under each of the revenue and operating income metrics of the corporate PMOs in 2015. As a result the maximum opportunity for these components was reduced from 135% to 108% of base salary and his maximum bonus opportunity was reduced from 300% to 273% of base salary which is 182% of his target bonus. Threshold and target bonus payment opportunities related to revenue and operating income measures were similarly reduced.

Corporate PMOs

In 2015, payout under the corporate PMOs was based upon achievement in the following five categories: revenue, operating income, retention, implementation of the Desire2Learn learning management system and academic improvement. For Mr. Davis, revenue and operating income each comprised approximately 36% of his maximum bonus opportunity and the other corporate PMO categories comprised a combined 27% of his maximum bonus opportunity. For our NEOs other than Mr. Davis, each category comprised 10% of the NEOs' target bonus opportunity. In addition, in fiscal 2015 the Committee modified its financial performance matrix which determined the annual cash bonus that each NEO could receive with respect to our achievement of certain minimum, target or "stretch" revenue and operating income goals. The Committee adopted a simplified, laddered structure to determine the NEOs' performance under the revenue and operating income measures of the corporate PMO consisting of four performance levels (below threshold, threshold, target and outperform) as further described below.

Revenue

For fiscal 2015, no bonus would be awarded to our NEOs for the revenue component of the corporate PMO unless we achieved a threshold revenue level of $915 million. Further, the NEO's were eligible to be awarded up to 135% of their target bonus opportunity for outperformance of the performance level established for this measure. The revenue measure of the corporate PMO was to be earned based upon the attainment of certain revenue performance levels for fiscal 2015 as set forth in the table below.

Metric	Performance Level	Achievement	% of Award Earned

	Below Threshold	<$915M	0% of target bonus

Revenue	Threshold	$915M	50% of target bonus

	Target	$950M	100% of target bonus

	Outperform	$970M	135% of target bonus

For financial achievement falling between the "threshold" and "outperform" levels, the percentage of the target bonus earned was extrapolated on a straight-line basis. We achieved revenue of $948.3 million in fiscal 2015, resulting in the NEOs receiving payout between the "threshold" and "target" levels and comprising 97.5% of their target bonus opportunity for this component of the Executive Bonus Plan.

Operating Income

Similar to the revenue measure, for fiscal 2015, no bonus would be awarded to our NEOs for the operating income component of the corporate PMO unless we achieved a threshold operating income level of $43 million, as adjusted. Further, the NEOs were eligible to be awarded up to 135% of their target bonus opportunity for outperformance of the performance level established for this measure. Due to our planned investments in academics and instruction, including improving curriculum and learning systems and developing programs and initiatives to support and enhance the student online learning experience, the operating income achievement levels were lowered for fiscal 2015 as compared to fiscal 2014. The operating income measure of the corporate PMO was to be earned based upon the attainment of certain operating income performance levels for fiscal 2015 as set forth in the table below.

Metric	Performance Level	Achievement	% of Award Earned

	Below Threshold	<$43M	0% of target bonus

Operating Income	Threshold	$43M	50% of target bonus

	Target	$50M	100% of target bonus

	Outperform	$60M	135% of target bonus

For financial achievement falling between the "threshold" and "outperform" levels, the percentage of target bonus earned was extrapolated on a straight-line basis. We achieved operating income, as adjusted, of $43.7 million in fiscal 2015, resulting in the NEOs receiving payout between the "threshold" and "target" levels and comprising 55% of their target bonus opportunity for this component of the Executive Bonus Plan. (As adjusted operating income excludes the impact of write-offs, write downs and severance costs, which adjustments had a net positive impact of $25.2 million to operating income for fiscal 2015.)

Retention

Under the student retention improvement measure, a decrease in our student withdrawal rates equivalent to an improvement of 100 basis points would result in the NEOs earning credit for target performance of the NEO's bonus opportunity. Mr. Murray and Mr. Rhyu also had the opportunity to achieve additional credit for outperformance under this measure of 150% of their target bonus opportunity for this component if our student withdrawal rate decrease was equivalent to an improvement of 200 basis points under their individual PMOs. In fiscal 2015, our student withdrawal rate equaled an improvement of 200 basis points, representing outperformance of this measure and resulting in Mr. Murray and Mr. Rhyu earning 150% of their target bonus opportunity for this component and the other NEOs earning 100% of their target bonus opportunity for this component of the Executive Bonus Plan.

Desire2Learn Implementation

Company performance under this measure was based upon implementation of the Desire2Learn platform during fiscal 2015, including the launch of pilot programs, system enhancements and new user interfaces, such that it could be introduced at the high school level in our managed public schools by August 15, 2015. We successfully executed all planned pilot programs and technological developments during fiscal 2015, thereby achieving all of the performance objectives under this measure and resulting in the NEOs receiving payout equal to 100% of their bonus opportunity for this component of the Executive Bonus Plan.

Academic

In an ongoing effort to tie our NEOs' interests to academic achievement at our managed public schools, our Executive Bonus Plan in fiscal 2015 included an academic performance PMO measuring academic achievement by gains in reading and math at our managed schools, which was based upon an independent, nationally-normed computer adaptive testing program provided by Scantron that allowed us to measure the improvement in academic performance over the course of a school year. Under this measure, our NEOs would not receive a bonus with respect to this component unless 60% of our managed public schools showed improved Scantron gains in reading and 55% of our managed public schools showed improved Scantron gains in math.

Despite continued academic improvement and increases in Scantron gains at our managed schools, we did not attain the target performance levels under this corporate PMO measure, resulting in no payout for this component of our Executive Bonus Plan.

Individual PMOs

The individual PMOs accounted for 46% of Mr. Davis' maximum Executive Bonus Plan opportunity and 50% of the remaining NEO's target Executive Bonus Plan opportunity. Mr. Davis' PMOs included incremental bonus opportunities to provide a total aggregate maximum bonus level of 200% of his target bonus pursuant to the terms of his employment agreement, which was reduced to 182% for fiscal 2015 as described earlier. Messrs. Murray and Rhyu's PMOs also provided incremental bonus opportunities for outperformance to provide a total aggregate maximum bonus level of 177% of their target bonus. The Committee retained discretion to pay awards to our other NEOs at an above-target level for the individual performance component of our Executive Bonus Plan to reward exceptional individual performance for the year or otherwise where the Committee did not believe the NEO's total annual incentive award reflected his or her individual contributions for the year. The Committee also retained discretion to reduce an NEO's individual performance payouts in circumstances where it determined that the individual NEO's overall annual incentive award did not otherwise accurately reflect his or her individual performance or our overall corporate-level performance for the year.

A general description of each NEO's primary individual PMOs for fiscal 2015 and his or her achievements are provided below:

	Fiscal 2015 Individual PMOs	Achievement of Individual PMOs
Nathaniel A. Davis	• Attain cash flow goals, specifically EBITDA minus CapEx of $35 million, or $43 million for additional achievement	• Attained EBITDA minus CapEx of $37.2 million resulting in achievement of target performance
	• Achieve growth in revenue over fiscal 2014 for the Fuel Education program	• Achieved an increase in revenue over fiscal 2014
	• Implement two of the Enterprise Architecture projects in the Enterprise Architecture Plan and review results with the K12 Audit Committee	• Implemented four Enterprise Architecture projects that were reviewed by the Audit Committee in June 2015
	• Take at least 25 emerging leaders through a K12 Leadership Development Program by June 30, 2015	• 29 individuals participated in a K12 Leadership Development Program

•

Create, introduce and launch a Management Development Program designed to prepare new leaders for people management responsibilities and implement a rollout schedule that embeds this program as part of the onboarding of all new managers in fiscal 2016

• Management Development Pilot Program successfully launched and a rollout schedule for fiscal 2016 was identified
	• Deliver to the Board a multi-year forward looking strategic plan for managed programs	• Achieved strategic plan objective as accepted by the Board

James J. Rhyu	• Improve accuracy of actual financial results as compared to financial outlook	• Partially met improved accuracy of financial outlook goal
	• Improve quarterly review and annual audit cycle times and calendars by 5% over previous year	• Achieved 5% or greater improvement in all quarters
	• Implement phase I of Hyperion (replace existing functionality in ProCube)	• Successfully implemented phase I of Hyperion, which is now operational
	• Implement Phase I of new school accounting system	• Pilot successfully performed
	• Implement new equity software package	• New equity software package completed and operational
	• Identify and hire three key roles in the finance organization	• Hired new key roles and multiple analyst and management positions
	• Achieve an effective tax rate below 40% (normalized for any unusual, nonrecurring items)	• Successfully achieved an effective tax rate of 38.4%
	• Assess school cost structure and make actionable recommendations on driving cost efficiencies	• Recommendations provided to appropriate teams
	• Drive discipline for all spending above $100,000 to have business cases that are reviewed timely	• Investment committee established and business cases completed for all investments over $100,000
	• Make three actionable recommendations to improve business unit profitability	• Made multiple recommendations regarding private pay investments, funding capture initiatives, procurement review and savings, fulfillment costs and program modifications
	• Drive first draft of new pricing structure for managed public schools	• Pricing structure and approach in place for new contracts and renewals
	• Work with marketing department to establish a framework for a stack rank return on investment of spend	• Framework established

	Fiscal 2015 Individual PMOs	Achievement of Individual PMOs
Joseph P. Zarella	• Improve enrollment experience for parents	• Online enrollment process streamlined, document requirements reduced and conversion rates improved
	• Improve the Information Technology organization	• Improved executive leadership and staffing within organization
	• Manage and improve the marketing organization operations	• Increased efficiency and quality of lead generation, oversaw development of new advertising campaign and enhanced marketing analytics capabilities
	• Improve cash collection process	• Improved billing timeliness, accuracy and collection processes
	• Manage operations for Fuel-Ed business	• Initiated improvements to back-office operations
	• Replace and hire enrollment center operations vice president	• Back-filled vacancy with experienced call center operations leader

Howard D. Polsky	• Ensure favorable outcomes in major litigation and arbitrations	• Shareholder class action and patent infringement litigation dismissed; prevailed in arbitration with no award to plaintiff
	• Provide strategic and legal advice for mergers, acquisitions and other business transactions	• Managed due diligence and definitive agreements preparation for prospective acquisition opportunities
	• Oversee managed public school and corporate compliance programs	• State-level regulatory risk analysis prepared; introduced automated pilot teacher certification system and rolled out multiple training programs
	• Implement legal costs containment measures and achieve cost savings	• Outside counsel e-billing system and new billing guidelines implemented
	• Improve efficiency and effectiveness of corporate contracting process	• Contract tracking tools and new vendor contract review process initiated
	• Support school development and school services	• Two new managed public school contracts and multiple renewal agreements completed; implemented compliance initiatives related to web accessibility, English language learners and FERPA

	Fiscal 2015 Individual PMOs	Achievement of Individual PMOs
Timothy L. Murray	• Attain cash flow goals, specifically EBITDA minus CapEx of $35 million, or $43 million for additional achievement	• Attained EBITDA minus CapEx of $37.2 million resulting in achievement of target performance
	• Achieve growth in revenue over fiscal 2014 for the Fuel Education program	• Achieved an increase in revenue over fiscal 2014
	• Achieve financial growth for Middlebury Interactive Language business	• Achieved financial growth for business
	• Design an account management program and train heads of schools in its use to more effectively manage board relations	• Training program developed and initial content delivered
	• Implement two of the Enterprise Architecture projects in the Enterprise Architecture Plan and review results with the K12 Audit Committee for agreement	• Implemented several Enterprise Architecture projects that were reviewed by the Audit Committee in June 2015
	• Achieve 99.9% availability for student-facing K12 systems and Peak platform for Fuel Education customers	• Achieved 99.9% availability for platform
	• Create an actionable roadmap to drive adaptive learning investments in technology and curriculum assets for greater adaptability	• High level roadmap across all platforms developed; new workflow and internal content management strategy in place; multiple pilot programs underway
	• Achieve phase I goal for 508 accessibility compliance to WCAG 2.0 AA standard for SY 15/16 high school start	• Achieved fiscal 2015 goal of 50 courses
	• Reduce year-on-year average cost per managed public school enrollment by 100 basis points	• Achieved reduction for fiscal 2015
	• Create an academic data warehouse and enable Chief Academic Officer to improve production of timely, insightful academic results and analyses at the student level	• Academic data warehouse implemented and in use
	• Improve the school performance distribution for meeting or exceeding stack ranked key performance indicators year over year	• Partially met by improving two of the four measures and achieving flat results in one measure
	• Successfully renew four of five charter renewal opportunities in fiscal 2015	• Achieved by renewing all but one of the charter opportunities

Determination of Fiscal 2015 Annual Incentive Compensation Paid

In July 2015, the Committee reviewed our financial results and achievement of business objectives for fiscal 2015 and evaluated each NEO's performance against his previously-established individual PMOs. Based on those criteria, the Committee approved annual incentive awards for each NEO as summarized in the table below:

Name	Corporate PMOs (a) (1)					(b)	(c) = (a)+(b)	(d)	(e)	(f) = (c)*(e)

	Revenue (2)	Operating Income (2)	Retention (3)	D2L (4)	Academic (5)	Individual PMOs (1)	Total Achievement (% of Base Salary Paid) =	Target Bonus (% of Base Salary)	Base Salary ($)	Amount of Bonus ($)

Nathaniel A. Davis	39% (6)	22% (6)	15%	10%	0%	115%	201%	150%	$700,000	$1,407,280

James J. Rhyu	7.8%	4.4%	12%	8%	0%	90%	122.2%	80%	478,500	584,727

Joseph P. Zarella	3.4%	1.9%	3.5%	3.5%	0%	19.4%	31.7%	50%	345,000	110,055 (7)

Howard D. Polsky	4.9%	2.8%	5%	5%	0%	27.5%	45.2%	50%	345,000	155,699

Timothy L. Murray	8.8%	5%	13.5%	9%	0%	87.3%	123.6%	90%	527,825	652,128

(1)
Amounts shown reflect the percentage of base salary earned.

(2)
In fiscal 2015, we achieved revenue and operating income, as adjusted, goals of $948.3 million and $43.7 million, respectively, resulting in achievement between the threshold and target levels for these corporate PMOs.

(3)
For fiscal 2015, student withdrawal rates at our managed public schools equaled an improvement of 200 basis points, resulting in a payout at the outperformance level for Messrs. Murray and Rhyu and at the target performance level for the other NEOs for this corporate PMO.

(4)
Our Desire2Learn program was successfully implemented in accordance with our business goals and introduced at our pilot schools in August 2015, resulting in payout at target level for all of our NEOs for this corporate PMO.

(5)
Despite Scantron gains at our managed public schools in each of the identified subjects, the target performance measures were not attained, resulting in no payout to our NEOs under the academic performance component of the corporate PMO.

(6)
Based on our inability to meet the original budget for the year, the Committee determined that Mr. Davis was eligible to receive only 80% of his bonus opportunity under each of the revenue and operating income measures in fiscal 2015 and amounts shown reflect this reduction.

(7)
Mr. Zarella's annual incentive award was prorated reflecting his partial year of service.

Determination of Long-Term Incentive Compensation

We believe that providing long-term incentive compensation opportunities in the form of equity awards promotes our philosophy of aligning executive pay with the long-term interests of our stockholders while building the value of our Company. In deciding on long-term incentive award amounts for each of the NEOs, the Committee considered:

  •
  The responsibilities and position of each executive officer;

  •
  Our goals underlying the long-term incentive plan, including incentivizing performance and encouraging long-term retention; and

  •
  Data provided by its compensation consultant.

During fiscal 2015, we granted restricted stock awards under our 2007 Equity Incentive Award Plan, as amended, or the 2007 Plan, to certain of our employees, including our NEOs, and stock options to Mr. Davis and Mr. Zarella, as described in more detail below. The Committee believes that the use of restricted stock (as opposed to stock options) as the primary form of equity compensation for most of our NEOs more closely aligns the interests of these executives with those of our stockholders, provides better retention incentives and results in less dilution to our stockholders. However, the Committee uses stock options as a form of long-term incentive compensation for our most senior NEOs and certain new hires to tie their realizable pay to the creation of long-term stockholder value. All stock option grants have an exercise price equal to the fair market value of our common stock on the date of grant. As a result, the NEOs will realize the value of the option grants only to the extent our share price appreciates and benefits our stockholders.

Chairman/Chief Executive Officer

In fiscal 2015, the Committee approved a long-term incentive award to Mr. Davis with a total target value of $3 million, which award value was allocated evenly between performance-based restricted stock and stock options. The number of shares in Mr. Davis' stock option grant was determined using the "Black-Scholes" value of the option. The option vests over a period of four years such that 25% of the shares subject to the option vest on the first anniversary of the date of grant and the remaining shares vest in equal quarterly installments thereafter, subject to his continued employment. The number of shares in Mr. Davis' performance-based restricted stock award was determined based upon the fair market value of our common stock on the date of grant, which resulted in a target award of 82,553 shares. The shares of our common stock subject to the performance-based restricted stock award were to be earned based upon the attainment of certain EBITDA less CapEx, as adjusted, performance levels for fiscal 2015 as set forth in the table below, with the earned shares subject to time-based vesting in equal annual installments over a period of three years.(1)

Performance Level	Metric: EBITDA – CAPEX	% of Award Earned

Below Threshold	<$29M	0%; Entire award forfeited

Threshold	$29M	80% of award earned

Target	$35M	100% of award earned

Outperform	$43M	133% of award earned

Financial achievement falling between the specified threshold levels was to result in a proportionate adjustment to the shares to be earned. In early fiscal 2016, the Committee determined that our fiscal 2015 EBITDA minus CapEx, as adjusted, was $37.2 million, which resulted in Mr. Davis earning an award between the target and outperformance levels (that is, 90,100 shares), one-third of which vested on July 27, 2015, the date of certification of achievement, and the remainder of which will vest on each of July 27, 2016 and 2017. When establishing this financial performance goal, the Committee considered anticipated lower financial results for fiscal 2015 compared to fiscal 2014 because of our planned investments in academics and instruction, including improving curriculum and learning systems and developing programs and initiatives to support and enhance the student online learning experience. The lower target and achievement values reflected these capital investments as well as a shift in our enrollment growth strategy.

In addition to Mr. Davis's annual long-term incentive award described above, in September 2014 the Board approved the grant of a restricted stock award to Mr. Davis with a value of $320,000 to further incentivize him to enhance stockholder value. This restricted stock award was granted in consideration of the Board's decision to approve a fiscal 2014 annual bonus award for Mr. Davis that was less than the assigned weightings of the relevant performance measures and thus, in applying its negative discretion, the Board reduced Mr. Davis' fiscal 2014 bonus payment by $400,000. The restricted stock award vested in full on September 4, 2015, the one-year anniversary of the date of grant.

(1)
EBITDA is a non-GAAP financial measure that consists of net income, plus net interest expense, income tax expense, depreciation and amortization minus noncontrolling interest charges. A reconciliation of EBITDA to the U.S. GAAP financial measure of operating income is provided in Item 6 of our fiscal 2015 Annual Report on Form 10-K. EBITDA, as adjusted, further excludes the impact of write-offs, write downs and severance costs, which adjustments had a net positive impact of $11.4 million for fiscal 2015.

President/Chief Operating Officer

Mr. Murray was granted 35,000 shares of performance-based restricted stock in August 2014, which shares were to be earned based upon the attainment of the EBITDA minus CapEx, as adjusted, performance levels for fiscal 2015 described above, with any earned shares subject to time-based vesting in equal annual installments over a period of three years. Based upon the Committee's determination in early fiscal 2016 that our fiscal 2015 EBITDA minus CapEx, as adjusted, was $37.2 million, Mr. Murray earned an award between the target and outperformance levels (that is 38,200 shares), one-third of which vested on July 27, 2015, the date of certification of achievement, and the remainder of which will vest on each of July 27, 2016 and 2017.

Other NEOs

In August 2014, we granted time-based restricted stock awards to each of Mr. Rhyu and Mr. Polsky equal to 35,000 shares and 22,000 shares, respectively, of our common stock. These awards vest pursuant to our standard vesting schedule which is semi-annually over a three-year period, with 20% of the shares subject to the awards vesting in the first year and 40% vesting in each of the next two years following the grant date. The Committee determined that the size of each restricted stock award was appropriate to encourage retention among our NEOs and to ensure the stability and consistency of our management team.

In addition, after considering the performance of Mr. Rhyu, including increasing the speed and quality of decision-making, improving the effectiveness of investor relations, integrating the finance department as a business partner and serving as head of the corporate development department, the Committee approved a special retention award for Mr. Rhyu in the form of a time-based restricted stock award for 100,000 shares of our common stock. The retention award vests over a period of four years such that, 60% of the shares subject to the award (60,000 shares) vest semi-annually pursuant to our standard three year vesting schedule described above and 40% of the award (40,000 shares) will vest in two increments of 20% of the total award (20,000 shares) on each of the third and fourth anniversary of the date of grant.

In November 2014, Mr. Zarella received a time-based restricted stock award of 25,000 shares of our common stock and an option to purchase 60,000 shares of our common stock in connection with his commencement of employment with us. The restricted stock award vests pursuant to our standard three year vesting schedule described above and the stock option vests at 25% of the shares subject to the award on the one year anniversary of the date of hire and in 12 equal quarterly installments thereafter.

Performance Share Award Program to be implemented for Fiscal 2016

In an ongoing effort to be responsive to our stockholders and garner stronger support for our executive compensation programs, the Committee considered and evaluated modifications to executive and employee compensation policies in fiscal 2015. Taking into account the unique challenges confronting a publicly-traded company serving public education in the K-12 sector, the Committee sought an appropriate balance in our executive compensation policies to best serve the long-term interests of our stockholders, while attracting and retaining the talent necessary to achieve those interests. As a result of this ongoing evaluation, the Committee adopted an equity-based long-term incentive plan ("LTIP") for our senior executives, including our NEOs, to be administered through the 2007 Plan beginning in fiscal 2016.

Under the LTIP, performance share units ("PSUs") tied to the achievement of specific performance goals will be awarded to our NEOs. For the fiscal 2016 grants, awards will be earned based on academic performance and student retention measures, with performance being measured over both a two and three year period. The Committee has approved threshold, target and stretch achievement levels and failure to achieve the threshold level will result in no payout of the award. The Committee believes the adoption of the LTIP will incentivize and closely connect our NEOs to our long-term performance objectives.

 Other Compensation

Deferred Compensation Plan

We maintain a non-qualified deferred compensation plan, or the Deferred Compensation Plan, for members of our management team, including our NEOs. Under the Deferred Compensation Plan, our NEOs are eligible to elect to defer the receipt of up to 50% of their annual salary and up to 100% of any annual incentive bonus until retirement. Earnings are credited on deferred amounts based upon a variety of investment options that may be elected by each participant. We do not make any contributions to the Deferred Compensation Plan. Certain information with respect to amounts deferred by our NEOs under this plan is set forth below in the "Fiscal 2015 Non-Qualified Deferred Compensation Table."

Defined Contribution Plan

We maintain a Section 401(k) Savings/Retirement Plan, or the 401(k) Plan, in which certain of our employees, including our NEOs, are eligible to participate. All employees, including our NEOs, are automatically enrolled in the 401(k) Plan at a 3% deferral rate with the ability to opt-out. The 401(k) Plan allows participants to defer a portion of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code. We currently provide matching contributions equal to $0.25 for each dollar of a participant's contributions on the first 4% of eligible salary that they contribute each pay period, subject to certain statutory limits.

Employee Benefits and Perquisites

We provide our NEOs with certain personal benefits and perquisites, which we do not consider to be a significant component of executive compensation but recognize to be an important factor in attracting and retaining talented executives. Our NEOs participate in the same medical, dental, vision, disability and life insurance plans as our employees generally. We also pay for supplemental long-term disability and life insurance premiums for our executive officers and provide our executive officers with the opportunity to receive annual Company-paid executive physical examinations. We provide these supplemental benefits to our executive officers due to the relatively low cost of such benefits and the value they provide in assisting us in attracting and retaining talented executives. We reimburse certain executives for their relocation expenses from time to time and for temporary housing expenses they may incur in connection with their provision of services. We provide such reimbursements to our executives because such expenses are typically directly associated with and would not have been incurred but for their commencement or continued provision of services.

None of our executive officers receive tax gross-ups or other tax payments in connection with our provision of any perquisites or personal benefits. The value of personal benefits and perquisites we provided to each of our NEOs is set forth below in our "Summary Compensation Table for Fiscal 2015."

COMPENSATION GOVERNANCE, PROCESS AND
INCENTIVE DECISIONS

Role of Compensation Committee and Non-Employee Directors

The Committee is responsible for overseeing and implementing our executive compensation programs, as specified in its charter. The Committee's role includes:

  •
  Determining and recommending to our Board of Directors the incentive compensation and equity awards of our Chairman and CEO and approving such compensation for our other NEOs;

  •
  Establishing and approving compensation plans for our NEOs based on the recommendations of the Chairman and CEO and the Committee's compensation consultants;

  •
  Annually reviewing and, where appropriate, adjusting the base salaries of our NEOs; and

  •
  Proposing revisions to the Committee's charter for our Board of Directors' approval to ensure compliance with new SEC regulations and NYSE listing standards as enacted.

In performing its responsibilities with respect to the compensation of our executive officers, the Committee uses information from a number of sources. The information utilized by the Committee includes advice from its independent compensation consultant, market data regarding the compensation practices of competitors, outside counsel specializing in executive compensation, tally sheets showing prior compensation awards, the recommendations of our Chairman and CEO and an assessment of the outstanding equity holdings of the NEOs.

Role of Management

Our management, under the leadership of our Chairman and CEO, plays an important role in establishing and maintaining our executive compensation programs. Management's role includes recommending plans and programs to the Committee, implementing the Committee's decisions regarding the plans and programs and assisting and administering plans in support of the Committee. Our Chairman and CEO also provides information on the individual performance of the other NEOs and makes annual recommendations to the Committee on compensation levels for our executive officers, including the other NEOs.

Role of Committee's Independent Compensation Consultant

The Committee's charter gives it the authority to retain and approve fees and other terms of engagement for compensation consultants and other advisors to assist it in performing its duties. In late fiscal 2015, the Committee determined to retain Compensia as its independent compensation consultant and to terminate its relationship with Towers Watson. The decision to effect this transition was based upon the Committee's evaluation of Compensia's services, including its expertise with the compensation practices of other technology companies and its ability to be responsive and offer creative solutions for a unique technology business, and the Committee's expectation that materials and advice delivered by Compensia will be better-suited to the Committee's needs. Compensia reports directly to the Committee, which will annually review its performance, independence and fees.

In fiscal 2015, prior to terminating its relationship with Towers Watson, the Committee received a report from Towers Watson reviewing its independence in light of SEC regulations and NYSE listing standards. The Committee discussed all relevant factors and concluded that the engagement of Towers Watson did not raise any conflicts of interest. Prior to engaging Compensia, the Committee received a report from Compensia reviewing its independence in light of SEC regulations and NYSE listing standards and the Committee concluded that the engagement of Compensia did not raise any conflicts of interest.

Risk Assessment in Compensation Programs

Consistent with SEC disclosure requirements, we periodically evaluate the risk profile associated with the Company's executive and other compensation programs. In early fiscal 2015, the Committee engaged Towers Watson to review the existing programs and analyze whether they create risks that are reasonably likely to have a material adverse effect on the Company. Among other factors, this analysis considered the program structure, design characteristics and performance-based measures associated with our executive compensation programs and concluded that our compensation programs contain a number of safeguards that are expected to minimize excessive risk taking, including capped incentive plan payouts, a compensation claw back policy, the use of multiple measures in our annual incentive plan, balanced bonus and equity variable pay structures, multi-year vesting of long-term incentive grants, modest perquisites and a stock ownership policy for the majority of our NEOs.

Based on the foregoing, we believe that our compensation policies and practices do not create inappropriate or unintended significant risk to the Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the Company's ability to effectively identify and manage significant risks, are compatible with effective internal controls and the risk management practices of our Company, and are supported by the oversight and administration of the Committee with regard to our executive compensation programs.

 OTHER COMPENSATION POLICIES AND PRACTICES

Stock Ownership Policy

In fiscal 2014, the Committee adopted a mandatory stock ownership policy for certain of our key executive officers who have a broad scope of management authority over our entire business. The policy is designed to ensure that these executive officers hold a significant equity stake in our Company to align their interests with those of our stockholders. The policy requires each of our Chairman and CEO and President and COO to maintain ownership of our common stock having a value equal to three times their base salary. Messrs. Davis and Murray have five years from the policy's effective date of February 26, 2014 to accumulate the specified level of ownership. When initially adopted, the policy only applied to Messrs. Davis and Murray. Subsequently, the Committee expanded this policy to certain of our other NEOs and executives beginning in fiscal 2015. The policy now requires our Chief Financial Officer to maintain ownership of our common stock equal to two times his base salary and each of our General Counsel and Executive Vice President, School Services to maintain common stock ownership equal to one times their respective base salaries. The NEOs have five years from the effective date of this change in policy, or February 11, 2020, to accumulate the specified level of ownership. In fiscal 2016, the ownership policy was further expanded to include all executive officers appointed by the Board. The application of the ownership policy to other executives and directors will continue to be evaluated as circumstances change.

Compensation Clawback Policy

Our Board of Directors has adopted a clawback policy. If our Board of Directors determines that it is necessary, the Company may recover from current or former executive officers the amount of previously paid incentive compensation (including both cash bonuses and equity awards) that it determines to be appropriate if a material error or inaccuracy resulted in whole or in part from the fraud or intentional misconduct of an executive that leads to a financial restatement. This policy is intended to provide enhanced safeguards against certain types of employee misconduct, and allows for recovery of significant compensation paid to an executive.

Insider Trading Policy

We maintain a Policy Statement for the Prevention of Insider Trading that applies to all securities issued by the Company, including common stock, options to purchase shares of common stock, preferred stock, and any other type of security that the Company may issue or that relates to the Company's securities. Our Board of Directors has amended the policy to clarify that Company employees, directors and consultants are prohibited from engaging in hedging transactions, including purchasing Company stock on margin or engaging in transactions in puts, calls or other derivative securities designed to hedge or offset any decrease in the market value of the Company's equity securities. Additionally, our 2007 Equity Incentive Plan prohibits the pledging of awards granted under the plan.

Tax Deductibility of Annual Compensation

Section 162(m) of the Internal Revenue Code limits tax deductions for certain annual compensation in excess of $1 million paid to certain individuals named in the summary compensation tables of public company proxy statements. The Committee has generally sought to structure certain incentive compensation awards to satisfy the requirements for such awards to be treated as qualified performance-based compensation for purposes of Section 162(m) where necessary to preserve the tax deductibility of such payments. The Committee considers tax deductibility when structuring compensation programs and presently expects to continue to pursue compensation programs that are intended to be tax deductible. However, if circumstances warrant, the Committee retains the discretion to grant incentive awards to NEOs that are not fully deductible as a result of Section 162(m), as the Committee must balance the effectiveness and overall goals of our executive compensation programs with the materiality of reduced tax deductions.

Accounting for Stock-Based Compensation

ASC Topic 718, Compensation—Stock Compensation, requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of equity-based awards under our equity incentive award plans are accounted for under ASC Topic 718. The Committee considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, the Committee may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

Equity Award Grant Practices

We do not have any program, plan or practice to time equity awards to our employees in coordination with the release of material non-public information. We generally grant awards at the time employment commences and annually in connection with our annual compensation review process. We do not grant equity awards based on our stock price. If we are in possession of material non-public information, either favorable or unfavorable, when equity awards are made, the Committee will not take the information into consideration in determining award amounts. Our practice is to determine the stock price for annual NEO equity awards on the day that incentive awards are granted.

Severance and Change-in-Control Arrangements

We consider severance to be an integral part of the overall compensation package for our executives. We provide severance to attract and retain individuals with superior ability and managerial talent, provide our executives with appropriate protections due to their vulnerability to terminations of employment due to a change in control, merger or acquisition and to encourage our executives to focus their attention on their work duties and responsibilities in all situations.

Change in Control.    The NEOs are generally not entitled to receive cash payments solely as a result of a change in control of the Company. In addition, restricted stock awards for all of our current NEOs do not vest solely as a result of a change in control and, beginning in November 2013, all future stock option grants do not provide for vesting solely as a result of a change in control. We have adopted a policy pursuant to which all restricted stock awards held by our NEOs and all stock options granted after November 20, 2013 will be subject to "double trigger" acceleration upon a change in control of the Company. Under this policy, restricted stock awards and stock options will vest in full only if the NEO is terminated without cause in connection with the change in control. For this purpose, a termination without cause includes a "constructive termination," which generally involves any material diminution in the NEO's base salary, bonus potential, job title or responsibilities, as well as a relocation of the NEO's principal place of business outside of a 40-mile radius. For Mr. Davis, the vesting of all performance-based awards remains subject to the Company's attainment of the applicable performance goals.

Severance.    With regard to severance payments not made in connection with a termination of employment following a change in control of the Company, and if not otherwise provided for in the employment agreements of the NEOs, the Company's severance guidelines provide that solely for terminations without cause, and contingent upon signing a release of claims, the NEOs will be eligible to receive (i) accelerated vesting of outstanding and unvested stock options that otherwise would have vested in the one year period following the date of termination (all other options to be forfeited) and (ii) accelerated vesting of outstanding and unvested restricted stock awards, subject to the Committee's discretion. For Mr. Davis, the terms governing the accelerated vesting of his equity awards are contained in his employment agreement. This agreement provides that in the event of termination without cause or resignation for good reason after his first year of employment, Mr. Davis' unvested equity awards would be accelerated by two years. However, for Mr. Davis, the vesting of all performance-based awards remains subject to the Company's attainment of the applicable performance goals.

Pursuant to the terms of his employment agreement, as amended, in connection with his resignation in September 2015, Mr. Murray was entitled to receive one year of additional stock option vesting and 18 months of accelerated vesting of unvested shares of restricted stock. For additional information, see "Potential Payments Upon Termination or Change in Control—Timothy L. Murray's Resignation of Employment and Continued Consulting Service" below.

We believe that providing the NEOs with the above-described severance payments and benefits upon certain terminations of employment are key retention tools that assist us with remaining competitive with the companies in our peer group, provide our executive officers with incentives to focus on the best interests of our stockholders in the context of a potential change in control, and appropriately protect our executive officers in the event of an involuntary termination of employment without creating a windfall due solely to a change in control.

Compensation Tables

Summary Compensation Table for Fiscal 2015

The following table shows the compensation we paid to our NEOs for services rendered during fiscal 2015, 2014 and 2013, with the exception of Mr. Zarella who was not employed by us in fiscal 2014 or 2013.

Name	Fiscal Year	Base Salary	Bonus	Stock Awards (1)	Option Awards (1)	Non-equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total

Nathaniel A. Davis,	2015	$700,000	—	$1,702,755	$1,500,899	$1,407,280	$14,512	$5,325,446
Executive Chairman	2014	577,504	—	1,500,000	1,500,000	663,125	14,113	4,254,742
and Chief Executive	2013	342,893	—	4,524,600	4,128,114	528,000	20,000	9,543,607
Officer

James J. Rhyu,	2015	478,500	—	2,542,050	—	584,727	8,877	3,614,154
Executive Vice	2014	460,000	—	—	—	322,000	42,322	824,322
President and Chief	2013	36,564	200,000	2,960,675	—	—	73,983	3,271,222
Financial Officer

Joseph P. Zarella Executive Vice President, Business Operations	2015	245,702	75,000 (4)	306,250	325,200	110,055	4,166	1,066,373

Howard D. Polsky	2015	345,000	—	414,260	—	155,699	14,961	929,920
Executive Vice	2014	315,000	—	629,000	—	153,125	13,109	1,110,234
President, Secretary	2013	298,333	50,000	299,600	—	110,400	—	758,333
and General Counsel

Timothy L. Murray,	2015	527,825	—	588,000	—	652,128	13,597	1,781,550
President and Chief	2014	515,000	—	4,621,000	—	275,525	116,541	5,528,066
Operating Officer (5)	2013	500,000	—	214,000	—	309,000	53,053	1,076,053

(1)
These columns represent the aggregate grant date fair value of restricted stock and stock options computed in accordance with FASB ASC Topic 718, and with respect to the performance-based awards granted to Messrs. Davis and Murray, is based upon the probable outcome as determined on the date of grant. For Mr. Davis, the amount includes $1,382,763 with respect to his performance-based restricted stock award. For Mr. Murray and Mr. Davis, the grant date fair value of their performance-based restricted stock awards assuming maximum performance would be $784,006 and $1,843,673, respectively. The dollar amount of these stock option grants reflect an assumed accounting or Black Scholes value of the option grants and do not represent the actual amount of compensation the individuals may receive in connection with these awards. For additional information, including information regarding the assumptions used when valuing the stock options, refer to note 9 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2015. See the table below entitled "Grants of Plan-Based Awards During 2015" for additional information on stock awards and stock options granted during fiscal 2015.

(2)
All amounts are reported in the year earned, regardless of when they are paid.

(3)
The amounts in this column consist of 401(k) Plan matching contributions, Company-paid life insurance, long-term disability premiums, and other perquisites consisting of temporary housing and commuting allowances.

(4)
Mr. Zarella received a signing bonus in connection with his commencement of employment.

(5)
In September 2015, Mr. Murray resigned as our President and Chief Operating Officer.

Grants of Plan-Based Awards During Fiscal 2015

The following table provides information regarding grants of plan-based awards to our NEOs during fiscal 2015. The awards described in the following table were granted under our Executive Bonus Plan and 2007 Plan.

Name	Grant Date	Approval Date	Estimated Possible Payouts under Non-equity Incentive Plan Awards (1)		Estimated Possible Payouts under Equity Incentive	Estimated Possible Payouts under Equity Incentive	Estimated Possible Payouts under Equity Incentive	All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Option and Stock Awards ($)

			Target ($)	Maximum ($)	Plan Awards: Threshold (#)	Plan Awards: Target (#)	Plan Awards: Maximum (#)	(#)	Options (#)

Nathaniel A. Davis	—		1,050,000	1,911,000	—	—	—	—	—	—	—
Executive	9/24/2014	9/4/2014	—	—	66,042 (3)	82,553 (3)	110,070 (3)	—	—	—	1,382,763
Chairman and	9/4/2014		—	—	—	—	—	17,611 (4)	—	—	319,992
Chief Executive Officer	9/4/2014		—	—	—	—	—	—	185,985 (3)	18.17	1,500,899

James J. Rhyu	—		382,800	677,556	—	—	—	—	—	—	—
Executive Vice	8/29/2014		—	—	—	—	—	35,000 (2)	—	—	659,050
President and Chief Financial Officer	8/29/2014		—	—	—	—	—	100,000 (5)	—	—	1,883,000

Joseph P. Zarella	—		121,000	203,869	—	—	—	—	—	—	—
Executive Vice	11/3/2014		—	—	—	—	—	25,000 (2)	—	—	306,250
President, Business Operations	11/3/2014		—	—	—	—	—	—	60,000 (6)	12.25	325,200

Howard Polsky	—		172,500	288,420	—	—	—	—	—	—	—
Executive Vice President, Secretary and General Counsel	8/29/2014		—	—	—	—	—	22,000 (2)	—	—	414,260

Timothy L. Murray	—		475,043	840,825	—	—	—	—	—	—	—
President and Chief Operating Officer	9/23/2014	9/4/2014	—	—	28,000 (7)	35,000 (7)	46,667 (7)	—	—	—	588,000

(1)
Represents the target and maximum incentive awards payable under our Executive Bonus Plan based on fiscal 2015 base salaries for each named executive officer. For additional information regarding our Executive Bonus Plan, see "Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Compensation" above.

(2)
Represents restricted stock awards vesting semi-annually over a three-year period, with 20% vesting in the first year and 40% vesting in each of the next two years following the grant date, as discussed under "Compensation Discussion and Analysis—Elements of Compensation—Determination of Long-Term Incentive Compensation" above.

(3)
Represents restricted shares and stock options granted to Mr. Davis in fiscal 2015. The restricted shares are subject to performance vesting based on the Company meeting financial targets in fiscal 2015 and time-based vesting in equal annual installments over a period of three years. In August 2015, the Committee determined that the performance conditions were attained such that 90,100 shares were eligible to vest pursuant to the award, of which 30,033 shares vested on July 27, 2015 and 30,033 and 30,034 shares will vest on each of July 27, 2016 and July 27, 2017, respectively. The stock options vest 25% on the first anniversary of the grant date and then in equal quarterly installments of 11,625 shares over the remaining three years following the first anniversary of the grant date.

(4)
Represents restricted shares granted to Mr. Davis which vested in full on September 4, 2015.

(5)
Represents a restricted stock award that vests over a four-year period, with 60% of the total award vesting semi-annually over a three-year period, such that 12% of the total award vests in the first year and 24% of the total award vests in each of the next two years following the grant date, and 40% of the total award vesting in two equal increments on each of the third and fourth anniversaries of the date of grant.

(6)
Represents an option to purchase shares of our common stock, which vests as to 25% of the shares on November 3, 2015 and in twelve equal quarterly installments thereafter.

(7)
Represents restricted shares granted to Mr. Murray in fiscal 2015, which restricted shares are subject to performance vesting based on the Company meeting financial targets in fiscal 2015 and time-based vesting in equal annual installments over a period of three years. In early fiscal 2016, the Committee determined that the performance conditions were attained such that 38,200 shares were eligible to vest pursuant to the award, of which 12,733 shares vested on July 27, 2015. In connection with his termination, 12,733 shares vested on an accelerated basis and the remainder of the restricted stock award was forfeited.

Outstanding Equity Awards at End of Fiscal 2015

The following table provides information regarding outstanding equity awards held by our NEOs as of June 30, 2015. The section titled "Determination of Long-Term Incentive Compensation" in the Compensation Discussion and Analysis above provides additional information regarding the outstanding equity awards set forth in this table.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Amount of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Nathaniel A. Davis (1)	315,000	105,000	21.26	01/07/21	—	—	—	—
	—	185,985	18.17	09/04/22	—	—	—	—
	42,751	54,969	33.92	09/19/21	—	—	—	—
	2,500	—	17.46	07/13/17	—	—	—	—
	—	—	—	—	—	—	129,311	1,635,784
	—	—	—	—	—	—	71,078	899,137

James J. Rhyu (2)	—	—	—	—	—	—	169,200	2,140,380

Joseph P. Zarella (3)	—	60,000	12.25	11/03/22	—	—	—	—
	—	—	—	—	—	—	22,500	284,625

Howard D. Polsky (4)	14,000	—	23.45	08/21/16	—	—	—	—
	—	—	—	—	—	—	34,600	437,690

Timothy L. Murray (5)	112,500	37,500	25.50	04/30/20	—	—	—	—
	—	—	—	—	—	—	114,200	1,444,630
	—	—	—	—	—	—	20,000	253,000

(1)
Mr. Davis' unvested stock options vest as follows, subject to his continued employment through the applicable vesting date:

•
105,000 options vest in three equal quarterly installments of 35,000 options beginning on July 7, 2015;

•
185,985 options vest as to 25%, or 46,496 options, on September 4, 2015 and then vest in 12 equal quarterly installments of 11,624 beginning on December 4, 2015; and

•
54,969 options vest in nine equal quarterly installments of 6,107 options beginning on September 19, 2015.

    Mr. Davis' outstanding shares of restricted stock vest as follows, subject to his continued employment through the applicable vesting date:

  •
  In early fiscal 2016, Mr. Davis' outstanding equity incentive plan awards were deemed earned at a level of 90,100 shares of restricted stock. 30,033 shares of this restricted stock award vested on July 27, 2015 and the remaining two-thirds will vest in annual installments over the next two years;

  •
  39,211 shares represent performance-based restricted stock granted to Mr. Davis in fiscal 2014 and earned based on fiscal 2014 performance as determined by the Committee in early fiscal 2015. One-third of these shares vested in early fiscal 2015 at the time of the Committee's determination and the remaining two-thirds vest in annual installments beginning on September 4, 2015;

  •
  52,500 shares vest in three equal quarterly installments of 17,500 shares beginning on July 6, 2015;

  •
  17,611 shares vest on September 4, 2015; and

  •
  967 shares vest on December 15, 2015.

(2)
Mr. Rhyu's outstanding shares of restricted stock vest as follows, subject to his continued employment though the applicable vesting date:

•
43,700 shares vest in two equal semi-annual installments of 21,850 shares beginning on December 19, 2015;

•
3,500 shares vest on August 31, 2015, and 28,000 shares vest semi-annually in four equal installments of 7,000 shares beginning on February 29, 2016; and

•
6,000 shares vest on August 28, 2015, 48,000 vest semi-annually in four equal installments of 12,000 shares beginning on February 28, 2016, and 40,000 vest annually in two equal installments of 20,000 shares beginning on August 28, 2017.

(3)
Mr. Zarella's unvested stock options vest as follows, subject to his continued employment through the applicable vesting date:

•
15,000 vest on November 3, 2015, and 45,000 options vest in 12 equal quarterly installments of 3,750 shares beginning on February 3, 2016.

    Mr. Zarella's outstanding shares of restricted stock vest as follows, subject to his continued employment through the applicable vesting date:

  •
  2,500 vest on November 3, 2015, and 20,000 shares vest in 4 equal semi-annual installments of 5,000 shares beginning on May 3, 2016.

(4)
Mr. Polsky's outstanding shares of restricted stock vest as follows, subject to his continued employment through the applicable vesting date:

•
2,200 shares vest on August 31, 2015, and 17,600 in four equal semi-annual installments of 4,400 shares, beginning on February 29, 2016;

•
2,800 vest on August 14, 2015; and

•
12,000 vest in three equal semi-annual installments of 4,000 shares beginning on August 6, 2015.

(5)
In early fiscal 2016, Mr. Murray's outstanding equity incentive plan awards were deemed earned at a level of 38,200 shares of restricted stock. Mr. Murray vested in 12,733 shares of restricted stock on July 27, 2015. In connection with his termination on September 15, 2015, he vested in all of his unvested stock options and 12,733 shares of restricted stock. The remainder of Mr. Murray's restricted stock award was forfeited.

Option Exercises and Stock Vested During Fiscal 2015

The following Option Exercises and Stock Vested table provides additional information about the value realized by the NEOs as a result of the vesting of restricted stock awards during the year ended June 30, 2015. The NEOs did not exercise any stock option awards during fiscal 2015.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (1) ($)

Nathaniel A. Davis	91,682	1,564,828

James J. Rhyu	53,200	752,970

Joseph P. Zarella	2,500	40,800

Howard D. Polsky	16,200	302,806

Timothy L. Murray	57,000	950,650

(1)
Represents the value of vested shares calculated by multiplying (i) the gross number of shares acquired on vesting by (ii) the closing price of our common stock on the date of vesting.

Fiscal 2015 Non-Qualified Deferred Compensation

The following table sets forth certain information with respect to amounts deferred by the NEOs during the year ended June 30, 2015, under our non-qualified deferred compensation plan, which is discussed in more detail above.

Name	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings/(Losses) in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Nathaniel A. Davis	—	—	—	—	—

James J. Rhyu	47,850	—	2,255	—	95,690

Joseph P. Zarella	115,000	—	1,150	—	116,150

Howard D. Polsky	—	—	—	—	—

Timothy L. Murray	—	—	—	—	—

Potential Payments upon Termination or Change in Control

We have entered into employment agreements with each of our NEOs, except Mr. Zarella, that provide for severance payments and benefits upon certain terminations of employment. Our NEOs are also entitled to certain payments and benefits upon a change in control of the Company. The terms and conditions of such payments and benefits, and the circumstances in which they will be paid or provided to our NEOs, are described in more detail below.

Employment Agreements

Summary of Employment Agreement with Nathaniel A. Davis

Mr. Davis entered into an employment agreement with us to serve as Executive Chairman, effective January 7, 2013, as amended on June 10, 2013, for a term of three years from the effective date. On March 10, 2014, in connection with his appointment to CEO effective January 1, 2014, Mr. Davis entered into an amended and restated employment agreement with us for the same term. If Mr. Davis's employment is terminated without "cause," or if he resigns for "good reason" (generally defined as a material diminution of responsibilities, a material change in geographic location of the Company or our breach of the agreement) or in the event of his death or disability, then all non-vested equity awards that would have vested anytime in the two year period following the separation from employment will automatically vest. If Mr. Davis' employment is terminated without cause, or if he resigns for good reason within one year of a change in control of the Company, all outstanding non-vested awards will accelerate and automatically vest.

If Mr. Davis is terminated without cause or resigns for good reason, he will receive an amount of severance equal to three times his then-current base salary as of the date of termination and he will remain eligible to receive his performance bonus for the fiscal year in which such termination occurs, subject to the attainment of the performance criteria previously established, which amount will be prorated to reflect any partial year of service. Mr. Davis will also be entitled to one-year of continued health, medical, dental and vision benefits (or a payment in lieu thereof). However, if he is terminated without cause or resigns for good reason and our Board of Directors elects to continue Mr. Davis' compliance with the non-compete provision of his employment agreement, then he will be entitled to an additional two times his then-current base salary as of the date of termination. In the event of a termination of Mr. Davis' employment due to death or disability, he (or his estate will receive) three months of continued base salary payments, a pro-rated performance bonus for the year of termination, as well as one-year of continued health, medical, dental and vision benefits (or a payment in lieu thereof). In connection with the expiration of Mr. Davis' employment agreement, if we extend a renewal offer to Mr. Davis but the parties do not enter into a new employment agreement and Mr. Davis' employment terminates upon expiration of his agreement, then any restricted shares scheduled to vest at the end of the final calendar quarter coincident or immediately preceding the third anniversary of the effective date of the employment agreement will vest, subject to satisfaction of previously-established performance criteria, and he may exercise any vested options within three months of the termination. If we do not offer Mr. Davis a new employment agreement at the end of the term, he may exercise vested options for 365 days following the termination.

The agreement also provides that Mr. Davis is subject to restrictive covenants during the term of the agreement and for certain periods following termination of employment, including confidentiality restrictive covenants during the term and for three years following termination, non-competition restrictive covenants during the term and for two years following termination, and non-solicitation restrictive covenants while he is employed by us and during the 18-month period following termination.

Summary of Employment Agreement with James J. Rhyu

Mr. Rhyu's letter agreement, dated May 1, 2013 and effective as of his start date, June 4, 2013, provides for his employment with us on an "at-will" basis. Upon a termination of Mr. Rhyu's employment for "good reason" (generally, a material breach of the employment agreement by us that is not cured within 60 days after written notice from Mr. Rhyu), or by us without "cause," Mr. Rhyu is entitled to 12 months of base salary continuation, payable at the same time and in the same manner as such salary had been paid prior to termination, and an amount equal to any accrued and earned annual bonus for the completed fiscal year immediately preceding the date of termination declared by the Committee but not yet paid.

The agreement also provides that Mr. Rhyu is subject to the terms of our Confidentiality, Proprietary Rights and Non-Solicitation Agreement which generally prohibits the unauthorized disclosure of our confidential information during and after the period of employment, ensures our right of ownership of any intellectual property developed during the period of employment, prohibits the solicitation of employees during employment and for one year following termination of employment and requires that any disputes regarding employment or termination of employment be subject to binding arbitration.

Summary of Employment Agreement with Howard D. Polsky

Mr. Polsky's employment agreement, effective as of June 1, 2004, as amended on July 1, 2007, provides for his employment with us on an "at-will" basis. Upon a termination of Mr. Polsky's employment for "good reason" (generally, a material breach of the employment agreement by us), or by us without "cause," Mr. Polsky is entitled to 12 months of base salary continuation, payable at the same time and in the same manner as such salary had been paid prior to termination.

The agreement also provides that Mr. Polsky is subject to the terms of our Confidentiality, Proprietary Rights and Non-Solicitation Agreement which generally prohibits the unauthorized disclosure of our confidential information during and after the period of employment, ensures our right of ownership of any intellectual property developed during the period of employment, prohibits the solicitation of employees during employment and for one year following termination of employment and requires that any disputes regarding employment or termination of employment be subject to binding arbitration.

Timothy L. Murray's Resignation of Employment and Continued Consulting Service

In September 2015, Mr. Murray resigned as our President and Chief Operating Officer. Pursuant to the terms of his employment agreement, as amended, he received the following payments and benefits: (i) an amount equal to 12 months of his base salary (equal to $527,825), payable in installments over a 12 month period; (ii) 12 months of benefit continuation; (iii) one year of additional stock option vesting having no intrinsic value on the date of termination based on our closing stock price on that date and (iv) lapse of the restrictions on restricted stock scheduled to vest within 18 months (having a value on the date of termination of $1,343,975 based on our closing stock price on that date). Mr. Murray executed a full release of claims in favor of the Company as a condition to his receipt of these payments and benefits. Following his resignation as our COO, Mr. Murray entered into a consulting agreement with us pursuant to which he will continue to provide transition services for a period of up to six months.

Change-in-Control Arrangements

The stock option agreements for outstanding stock options granted prior to November 20, 2013, including those held by our NEOs, generally provided for accelerated and full vesting of unvested stock options upon a change in control of the Company. Other than the foregoing, none of our NEOs is entitled to any payments or benefits upon a change in control of the Company, absent a qualifying termination in connection with the change in control. Going forward, no new grants of stock option provide for "single trigger" change in control vesting.

Potential Value of Termination and Change-in-Control Benefits

The following table provides the dollar value of the potential payments and benefits that each NEO would be eligible to receive upon certain terminations of employment (including in connection with a change in control of the Company) and upon a change in control of the Company absent a termination of employment, assuming that the termination or change in control, as applicable, occurred on June 30, 2015, and the price per share of our common stock equaled $12.65, the value of one share of our common stock on the last day of fiscal 2015.

Name	Payment	Death	Disability (1)	Termination Without Cause	Constructive Termination/ Good Reason	Change in Control (no Termination)	Change in Control (and Qualifying Termination)

Nathaniel A. Davis	Salary Continuation	$175,000	$175,000	$2,100,000 (2)	$2,100,000 (2)	$—	$2,100,000 (2)

	Target Bonus	1,407,280	1,407,280	1,407,280	1,407,280	—	1,407,280

	Benefit Continuation (3)	13,733	13,092	13,092	13,092	—	13,092

	Option Vesting	—	—	—	—	—	—

	Restricted Stock Vesting	1,293,446	1,293,446	2,142,762	2,142,762	—	2,522,688

James J. Rhyu	Salary Continuation	—	—	478,500	478,500	—	478,500

	Target Bonus	—	—	584,727	322,000	—	322,000

	Benefit Continuation (3)	—	—	5,796	5,796	—	5,796

	Restricted Stock Vesting	2,140,380	2,140,380	2,140,380	2,140,380	—	2,140,380

Joseph P. Zarella	Salary Continuation	—	—	—	—	—	—

	Benefit Continuation (3)	—	—	5,796	5,796	—	5,796

	Option Vesting	—	—	6,000	6,000	—	6,000

	Restricted Stock Vesting	284,625	284,625	284,625	284,625	—	284,625

Howard D. Polsky	Salary Continuation	—	—	345,000	345,000	—	345,000

	Benefit Continuation (3)	—	—	6,510	6,510	—	6,510

	Restricted Stock Vesting	437,690	437,690	437,690	437,690	—	437,690

(1)
Represents 100% of the pro-rata disability payment on the last day of the fiscal year.

(2)
Amount shown assumes that the Company does not require Mr. Davis' continued compliance with the non-compete provision of his employment agreement after his termination. If the Company does require his continued compliance with the non-compete provision of his employment agreement after his termination, he would receive an additional payment of two times his base salary, equal to $1,400,000 as of June 30, 2015.

(3)
Amount shown represents an estimate of the cost to provide continued health, medical, dental and vision benefits pursuant to Mr. Davis' employment agreement. For our other NEOs, the amounts shown assume this benefit is provided for the applicable severance period under our general employee severance policy.

 COMPENSATION COMMITTEE REPORT

The Compensation Committee (the "Committee") has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on its review and discussion with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015. This report is provided by the following independent directors, who comprise the Committee:

Members of the Compensation Committee
Andrew H. Tisch (Chairman) Mary H. Futrell Jon Q. Reynolds, Jr.

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, each as amended (together, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Policies and Procedures for Related-Party Transactions

We recognize that related-party transactions present a heightened risk of conflicts of interest and have adopted a written policy to which all related-party transactions shall be subject. Pursuant to the policy, the Audit Committee of our Board of Directors, or in the case of a transaction in which the aggregate amount is, or is expected to be, in excess of $250,000, the Board of Directors will review the relevant facts and circumstances of all related-party transactions, including, but not limited to: (i) whether the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party; and (ii) the extent of the related party's interest in the transaction. Pursuant to the policy, no director, including the Chairman of the Audit Committee, may participate in any approval of a related- party transaction to which he or she is a related party. The Board of Directors or Audit Committee, as applicable, will then, in its sole discretion, either approve or disapprove the transaction.

Certain types of transactions, which would otherwise require individual review, have been pre-approved by the Audit Committee. These types of transactions include, for example: (i) compensation to an officer or director where such compensation is required to be disclosed in our proxy statement; (ii) transactions where the interest of the related party arises only by way of a directorship or minority stake in another organization that is a party to the transaction; and (iii) transactions involving competitive bids or fixed rates. Additionally, pursuant to the terms of our related-party transaction policy, all related-party transactions are required to be disclosed in our applicable filings as required by the Securities Act of 1933 and the Exchange Act and related rules. Furthermore, any material related-party transactions are required to be disclosed to the full Board of Directors. We have established internal policies relating to disclosure controls and procedures, which include policies relating to the reporting of related-party transactions that must be pre-approved under our related-party transactions policy.

Compensation Committee Interlocks and Insider Participation

In fiscal 2015, there were no interlocking relationships existing between members of our Board of Directors and our Compensation Committee and members of the Board of Directors or the compensation committee of any other company.

PROPOSAL 2:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, we are providing our stockholders with a non-binding advisory vote to approve the compensation paid to our NEOs as disclosed in this Proxy Statement in accordance with rules promulgated by the SEC.

Our Board of Directors is committed to corporate governance best practices and recognizes the substantial interests that stockholders have in executive compensation matters. The Compensation Committee of our Board of Directors has designed our executive compensation programs with the following key objectives:

Objective	How our executive compensation programs reflect this objective

To achieve strong Company performance	• Aligns executive compensation with the Company's and the individual's performance • Makes a substantial portion of total compensation variable with performance

To align executives' and stockholders' interests

•

Provides executives with the opportunity to participate in the ownership of the Company

•

Rewards executives for long-term growth in the value of our stock

•

Requires minimum stock ownership levels for the executive officers

•

Links executive pay to specific, measurable results intended to create value for stockholders

To motivate executives to meet specific performance goals

•

Compensates executives with performance-based awards that depend upon the achievement of pre-established corporate targets

•

Rewards executives for individual contributions to the Company's achievement of Company-wide performance objectives

To attract and retain a talented executive team

•

Targets total compensation to approximate between the 50th to 75th percentile range among companies with which we compete for talent and for stockholder investment

•

Utilizes independent compensation consultants and competitive market data to monitor pay relative to peer companies

We encourage our stockholders to review the Compensation Discussion and Analysis in this Proxy Statement, which describes our executive compensation philosophy and the design of our executive compensation programs in detail. Our Board of Directors believes our executive compensation programs are effective in creating value for our stockholders and moving the Company towards realization of its long-term goals.

We are asking our stockholders to signal their support for the compensation of our NEOs by casting a vote "FOR" the following resolution:

    "RESOLVED, that the Company's stockholders approve, on a non-binding advisory basis, the compensation of the Company's named executive officers, as disclosed in the Proxy Statement for the 2015 Annual Meeting pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosure."

The vote sought by this proposal is advisory and not binding on the Company, our Board of Directors or the Compensation Committee. Although the vote is non-binding and advisory, the Company, our Board of Directors and the Compensation Committee value the input of our stockholders, and the Compensation Committee will consider the outcome of the vote when making future executive compensation determinations. The next advisory vote on executive compensation is expected to occur at the 2016 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

 PROPOSAL 3:
AMENDMENT TO 2007 EQUITY INCENTIVE AWARD PLAN

In this Proposal 3, we are asking our stockholders to approve and expand (the "Amendment") the list of performance criteria that may be used for purposes of granting performance awards under our 2007 Equity Incentive Award Plan, which approval is intended to satisfy the stockholder approval requirements under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Section 162(m) of the Code limits the tax deductions a publicly-held company can claim for compensation in excess of $1 million paid in a given year to its chief executive officer and its three other most highly-compensated executive officers (other than its chief financial officer) (these officers are generally referred to as the "covered employees"). "Performance-based" compensation that meets certain requirements is not counted against the $1 million deductibility cap. Although we have not adopted a policy that all compensation paid to our executive officers must be deductible, the Equity Incentive Award Plan is also intended to allow us to provide performance-based compensation that will be tax deductible by us without regard to the limits of Section 162(m). Stockholder approval of the performance criteria would preserve our ability to deduct compensation associated with performance-based awards made under the Equity Incentive Award Plan to certain executives in the event we choose to seek to structure compensation in a manner that will satisfy the performance-based compensation exception. Stock options and stock appreciation rights generally qualify as performance-based compensation. Other awards that we may grant under the Equity Incentive Award Plan may qualify as performance-based compensation if the payment, retention or vesting of the award is subject to the achievement during a performance period of objective performance goals selected by the Compensation Committee. The Compensation Committee retains the discretion to set the level of performance for a given performance measure under a performance-based award and to determine whether or not awards will be structured in a manner that is intended to satisfy Section 162(m)'s performance-based compensation requirements. As one of the requirements for awards to qualify as performance-based compensation, the stockholders must approve the material terms of the performance goals every five years. The last such approval given by our stockholders occurred in 2010. The expanded list of performance criteria for which approval is being sought is included below under the heading "—Awards."

The Equity Incentive Award Plan is not being amended in any respect other than to expand the list of performance criteria under the plan. We are not seeking approval of any increase to the number of shares that may be issued under the Equity Incentive Award Plan and we are not seeking to extend the term of the Equity Incentive Award Plan, which will expire by its terms in October, 2017. If this proposal is not approved, the Amendment will not become effective, but the Equity Incentive Award Plan, as currently in effect without regard to the Amendment, will remain in effect, and we will continue to grant awards thereunder, until its expiration date in 2017.

The following summarizes the terms of the Equity Incentive Award Plan. The following summary is qualified in its entirety by reference to the full text of the Equity Incentive Award Plan, as amended, which is attached hereto as Appendix A.

Our Board of Directors recommends you vote "FOR" approval of the Amendment.

Share Reserve Under the Equity Incentive Award Plan

The Equity Incentive Award Plan originally provided an aggregate limit of 4,213,921 shares of our common stock available for issuance under the plan. The number of shares under the Equity Incentive Award Plan is increased by the number of shares of common stock related to awards granted under our prior plan, the Amended and Restated Stock Option Plan, that are repurchased, forfeited, expired or are cancelled on or after the effective date of the Equity Incentive Award Plan. In addition, the Equity Incentive Award Plan contains an "evergreen provision" that allows for an annual increase in the number of shares available for issuance under the plan on July 1 of each year during the 10-year term of the plan, beginning on July 1, 2008. The annual increase in the number of shares shall be equal to the least of:

  •
  4% of our outstanding common stock on the applicable July 1;

  •
  2,745,098 shares; or

  •
  a lesser number of shares as determined by our Board of Directors.

As of September 30, 2015, 2,747,003 shares of our common stock are subject to outstanding options granted under our Equity Incentive Award Plan. The weighted average exercise price of these options is $20.50, and the weighted average remaining contractual life of these options is 2.9 years. The market value of all shares underlying options outstanding under the Equity Incentive Award Plan as of September 30, 2015 was $34,172,717, based on the closing price of our common stock on that date. In addition, as of September 30, 2015, there are 1,671,364 unvested restricted shares of our common stock outstanding under the Equity Incentive Award Plan. The weighted average period over which these restricted shares are expected to vest is 2.2 years and the market value of all unvested restricted shares outstanding under the Equity Incentive Award Plan as of September 30, 2015 was $20,791,768, based on the closing price of our common stock on that date. There were also 999,000 unvested performance share units outstanding under the Equity Incentive Award Plan. The weighted average period over which these performance share unit awards are expected to vest is 2.76 years and the market value of all unvested performance share units outstanding under the Equity Incentive Award Plan as of September 30, 2015 at target achievement levels was $12,427,560, based on the closing price of our common stock on that date.

As of September 30, 2015, there were 3,384,244 shares of our common stock remaining available for future grants of awards under the Equity Incentive Award Plan, which amount is subject to increase as described above, and any shares that are subject to an award that terminates, expires or lapses, or that are withheld upon the exercise, settlement or vesting of an award may be added back the shares available for future grants. The Equity Incentive Award Plan will expire by its terms in October, 2017, at which time, no future grants may then be made under the Equity Incentive Award Plan.

Award Limits

The maximum number of shares of our common stock with respect to one or more awards that may be granted to any one participant in the Equity Incentive Award Plan during any calendar year is 2,000,000 and the maximum amount that may be paid in cash during any calendar year with respect to any performance award that is payable in cash is $3,000,000.

Administration

The Compensation Committee of our Board of Directors administers the Equity Incentive Award Plan (except with respect to any award granted to "independent directors" (as defined in the Equity Incentive Award Plan), which must be administered by our full Board of Directors). To administer the Equity Incentive Award Plan, our Compensation Committee must consist of at least two members of our Board of Directors, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act and with respect to awards that are intended to constitute performance-based compensation under Section 162(m) of the Code, an "outside director" for purposes of Section 162(m). Subject to the terms and conditions of the Equity Incentive Award Plan, our Compensation Committee has the authority to select the persons to whom awards are to be made, to determine the type or types of awards to be granted to each person, the number of awards to grant, the number of shares to be subject to such awards, and the terms and conditions of such awards, and to make all other determinations and decisions and to take all other actions necessary or advisable for the administration of the Equity Incentive Award Plan. Our Compensation Committee is also authorized to establish, adopt, amend or revise rules relating to the administration of the Equity Incentive Award Plan. Our Board of Directors may at any time revest in itself the authority to administer the Equity Incentive Award Plan. The full Board of Directors will administer the Equity Incentive Award Plan with respect to awards to non-employee directors.

Eligibility

Options, stock appreciation rights, or SARs, restricted stock and other awards under the Equity Incentive Award Plan may be granted to individuals who are then our officers or employees or are the officers or employees of any of our subsidiaries. Such awards may also be granted to our non-employee directors and consultants but only employees may be granted incentive stock options, or ISOs. Based on historic compensation practices approximately 300 employees and nine non-employee directors are eligible to receive awards under the Equity Incentive Award Plan; however, this number is subject to change as the number of individuals in our business is adjusted to meet our operational requirements. In addition, we may use the services of individual consultants on an as-needed basis; however, consultants are not generally considered for awards under the Equity Incentive Award Plan.

Awards

The Equity Incentive Award Plan provides that our Compensation Committee (or the Board of Directors, in the case of awards to non-employee directors) may grant or issue stock options, SARs, restricted stock, restricted stock units, dividend equivalents, performance share awards, performance stock units, stock payments, deferred stock, performance bonus awards, performance-based awards, and other stock-based awards, or any combination thereof. The Compensation Committee (or the Board of Directors, in the case of awards to non-employee directors) considers each award grant subjectively, considering factors such as the individual performance of the recipient and the anticipated contribution of the recipient to the attainment of our long-term goals. Each award is set forth in a separate agreement with the person receiving the award and indicates the type, terms and conditions of the award.

  •
  Non-qualified stock options, or NQSOs, provide for the right to purchase shares of our common stock at a specified price which may not be less than the par value of a share of common stock on the date of grant, and usually become exercisable (at the discretion of our Compensation Committee or the Board of Directors, in the case of awards to non-employee directors) in one or more installments after the grant date, subject to the participant's continued employment or service with us and/or subject to the satisfaction of performance targets established by our Compensation Committee (or the Board of Directors, in the case of awards to non-employee directors). NQSOs may be granted for any term specified by our Compensation Committee (or the Board of Directors, in the case of awards to non-employee directors), but the term may not exceed 10 years.

  •
  Incentive stock options, or ISOs, are designed to comply with the provisions of the Code and are subject to specified restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within 10 years after the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of our capital stock, the Equity Incentive Award Plan provides that the exercise price must be more than 110% of the fair market value of a share of common stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant.

  •
  Restricted stock may be granted to participants and made subject to such restrictions as may be determined by our Compensation Committee (or the Board of Directors, in the case of awards to non-employee directors). Typically, restricted stock may be forfeited for no consideration if the conditions or restrictions are not met, and may not be sold or otherwise transferred to third parties until restrictions are removed or expire. Recipients of restricted stock, unlike recipients of options, may have voting rights and may receive dividends, if any, prior to the time when the restrictions lapse.

  •
  Restricted stock units may be awarded to participants, typically without payment of consideration or for a nominal purchase price, but subject to vesting conditions including continued employment or on performance criteria established by our Compensation Committee (or the Board of Directors, in the case of awards to non-employee directors). Like restricted stock, restricted stock units may not be sold or otherwise transferred or hypothecated until vesting conditions are removed or expire. Unlike restricted stock, stock underlying restricted stock units will not be issued until the restricted stock units have vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

  •
  SARs granted under the Equity Incentive Award Plan typically provide for payments to the holder based upon increases in the price of our common stock over the exercise price of the SAR. Except as required by Section 162(m) of the Code with respect to SARs intended to qualify as performance-based compensation, there are no restrictions specified in the Equity Incentive Award Plan on the exercise of SARs or the amount of gain realizable therefrom. Our Compensation Committee (or the Board of Directors, in the case of awards to non-employee directors) may elect to pay SARs in cash or in common stock or in a combination of both.

  •
  Dividend equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

  •
  Performance awards (i.e., performance share awards, performance stock units, performance bonus awards, performance-based awards and deferred stock) may be granted by our Compensation Committee (or the Board of Directors, in the case of awards to non-employee directors) on an individual or group basis. Generally, these awards are based upon specific performance targets and may be paid in cash or in common stock or in a combination of both. Performance awards may include "phantom" stock awards that provide for payments based upon increases in the price of our common stock over a predetermined period. Performance awards may also include bonuses that may be granted by our Compensation Committee (or the Board of Directors, in the case of awards to non-employee directors) on an individual or group basis, which may be paid on a current or deferred basis and may be payable in cash or in common stock or in a combination of both. In connection with this Proposal 3, we are asking our stockholders to approve the list of performance criteria that may be used for purposes of granting awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code, which list of performance criteria, as expanded by the Amendment, consists of the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on stockholders' equity, return on assets, return on capital, return on sales, gross or net profit margin, total shareholder return, internal rate of return (IRR), financial ratios (including those measuring liquidity, activity, profitability or leverage), working capital, earnings per share of Stock, price per share of Stock, market capitalization, any GAAP financial performance measures, inventory management, measures related to A/R balance and write-offs, timeliness and/or accuracy of business reporting, approval or implementation of strategic plans, financing and other capital raising transactions, debt levels or reductions, cash levels, acquisition activity, investment sourcing activity, marketing initiatives, projects or processes, achievement of customer satisfaction objectives, number of new states entered, number of new countries entered, number of new schools, number of students/new students, student retention percentage, student lifetime value, number of new courses, number of classrooms using our curriculum, curriculum enhancement and compliance with state standards, learning and content management system improvements, development and/or implementation of school initiatives and services, academic performance, training and professional development goals, state testing measures for schools and students, infrastructure scaling, new product development, business development, human capital development, human resources goals, employee satisfaction, regulatory compliance objectives, supervision of litigation and other legal matters, managing relationships with charter authorizers, charter school boards, or other organizations that influence charter schools, cost management, expense reduction goals, budget comparisons, and contract renewals, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or combined in an operational measure.

  •
  Stock payments may be authorized by our Compensation Committee (or the Board of Directors, in the case of awards to non-employee directors) in the form of common stock or an option or other right to purchase common stock as part of a deferred compensation arrangement, made in lieu of all or any part of compensation, including bonuses, that would otherwise be payable to employees, consultants or members of our Board of Directors.

Corporate Transactions

In the event of a change of control where the acquiror does not assume awards granted under the Equity Incentive Award Plan, awards issued under the Equity Incentive Award Plan are subject to accelerated vesting such that 100%

of the awards will become vested and exercisable or payable, as applicable. Under the Equity Incentive Award Plan, a change of control is generally defined as:

  •
  a transaction or series of transactions (other than an offering of our stock to the general public through a registration statement filed with the SEC) whereby any person or entity or related group of persons or entities (other than us, our subsidiaries, an employee benefit plan maintained by us or any of our subsidiaries or a person or entity that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, us) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the total combined voting power of our securities outstanding immediately after such acquisition;

  •
  during any two-year period, individuals who, at the beginning of such period, constitute our Board of Directors together with any new director(s) whose election by our Board of Directors or nomination for election by our stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of our Board of Directors; or

  •
  our consummation (whether we are directly or indirectly involved through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) the sale or other disposition of all or substantially all of our assets in any single transaction or series of transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction (A) that results in our outstanding voting securities immediately before the transaction continuing after such transaction to represent directly or indirectly, at least a majority of the combined voting power of the successor company's outstanding voting securities immediately after the transaction and (B) generally after which no person or entity owns 50% of the successor company's combined voting power.

Amendment and Termination of the Equity Incentive Award Plan

Our Board of Directors or our Compensation Committee may terminate, amend or modify the Equity Incentive Award Plan. However, stockholder approval of any amendment to the Equity Incentive Award Plan will be obtained to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, or for any amendment to the Equity Incentive Award Plan that increases the number of shares available under the Equity Incentive Award Plan. If not terminated earlier by the Compensation Committee or the Board of Directors, the Equity Incentive Award Plan will expire by its terms on October 30, 2017, the tenth anniversary of the date of its initial approval by our Board of Directors, at which time, no future grants may then be made under the Equity Incentive Award Plan. We are not seeking to extend the term of the Equity Incentive Award Plan and we do not presently intend to seek any such extension in the future.

Federal Income Tax Consequences of Stock Options

The following is a general summary as of the date of this proxy of the federal income tax consequences to us and to U.S. participants for awards of stock options granted under the Equity Incentive Award Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Non-qualified Stock Options.    The grant of a non-qualified stock option under the Equity Incentive Award Plan is not expected to result in any federal income tax consequences to us or to the participant. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. It is expected that we will be entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

Incentive Stock Options.    The grant of an incentive stock option under the Equity Incentive Award Plan will not result in any federal income tax consequences to us or to the participant. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a "disqualifying disposition"), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, it is expected that we will be entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by the Code and so long as the participant's total compensation is deemed reasonable in amount.

The "spread" under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant's alternative minimum tax liability exceeds such participant's regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

Limitations on the Employer's Compensation Deduction.    Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million, unless the compensation is performance-based, is approved by the employer's shareholders, and meets certain other criteria, as described more fully above.

Excess Parachute Payments.    Section 280G of the Code limits the deduction that we may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an "excess parachute payment." Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the Equity Incentive Award Plan upon a change in ownership or control of us or our affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

Application of Section 409A of the Code.    Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, "non-qualified deferred compensation" includes equity-based incentive programs, including some stock options, stock appreciation rights and restricted stock unit programs. Generally speaking, Section 409A does not apply to incentive stock options, non-discounted non-qualified stock options and stock appreciation rights if no deferral is provided beyond exercise, or restricted stock.

The awards made pursuant to the Equity Incentive Award Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A to the extent the awards granted under the plan are not exempt from Section 409A. However, if the Equity Incentive Award Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.

Plan Benefits Table

Except with respect to grants to certain non-employee directors pursuant to our Director Compensation Plan, the number of awards that our named executive officers, other executive officers, other employees and non-employee directors may receive under the Equity Incentive Award Plan will be determined in the discretion of the Compensation Committee in the future, and the Compensation Committee has not made any determination to make future grants to any persons under the Equity Incentive Award Plan as of the date of this proxy statement. Therefore, other than as set forth below, it is not possible to determine the benefits that will be received in the future by participants in the Equity Incentive Award Plan.

2007 Equity Incentive Award Plan

Name and Position	Dollar Value ($)	Number of Units

Nathaniel A. Davis Executive Chairman and Chief Executive Officer	0	0

James J. Rhyu Executive Vice President and Chief Financial Officer	0	0

Joseph P. Zarella Executive Vice President, Business Operations	0	0

Howard D. Polsky Executive Vice President, Secretary and General Counsel	0	0

Timothy L. Murray President and Chief Operating Officer	0	0

All current executive officers as a group	0	0

All employees who are not executive officers	0	0

All non-employee directors as a group	900,000	72,347 (1)

(1)
Pursuant to our Director Compensation Plan, each of our non-employee directors receives an automatic annual grant of shares of restricted stock having a fair market value as of the date of grant equal to $100,000. Amount shown represents the number of restricted shares that would be granted based on the per share value of $12.44, which was the closing price of our common stock on September 30, 2015.

Awards of options under the Equity Incentive Award Plan are subject to the discretion of the Compensation Committee and no determinations have been made by the Compensation Committee as to any future option awards that may be granted pursuant to the Equity Incentive Award Plan. Therefore, it is not possible to determine the number of options that will be received in the future by participants in the Equity Incentive Award Plan. The following table sets forth, with respect to our named executive officers, other executive officers, other employees and non-employee directors, information regarding options to purchase shares of our common stock awarded under the Equity Incentive Award Plan through September 30, 2015.

Name and Position	Stock Options Granted Since Adoption of Equity Incentive Award Plan (#) (1)

Nathaniel A. Davis Executive Chairman and Chief Executive Officer	949,317

James J. Rhyu Executive Vice President and Chief Financial Officer	0

Joseph P. Zarella Executive Vice President, Business Operations	60,000

Howard D. Polsky Executive Vice President, Secretary and General Counsel	102,425

Timothy L. Murray President and Chief Operating Officer	150,000

All current executive officers as a group	1,280,674

All employees who are not executive officers	2,420,322

All non-employee directors as a group	866,613

(1)
As of September 30, 2015, 2,747,003 shares of our common stock are subject to outstanding options granted under our Equity Incentive Award Plan. The weighted average exercise price of these options is $20.50, and the weighted average remaining contractual life of these options is 2.9 years. The market value of all shares underlying options outstanding under the Equity Incentive Award Plan as of September 30, 2015 was $34,172,717, based on the closing price of our common stock on that date.

Stock-Based Incentive Plan Information

The following table provides certain information as of June 30, 2015, with respect to our equity compensation plans under which common stock is authorized for issuance:

Equity Compensation Plan Information as of June 30, 2015

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a) (1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(c)

Equity compensation plans approved by security holders	2,914,593	$20.33	3,295,462

Equity compensation plans not approved by security holders	—	—	—

Total	2,914,593	$20.33	3,295,462

(1)
Includes outstanding stock options.

PROPOSAL 4:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITOR

Subject to stockholder ratification, the Audit Committee has appointed the firm of BDO USA, LLP, or BDO USA, as the Company's independent registered public accounting firm for fiscal 2016. Although ratification is not required by law, our Board of Directors believes that stockholders should be given the opportunity to express their view on the subject. While not binding on the Audit Committee, if the stockholders do not ratify this appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of BDO USA will attend the Annual Meeting and this representative will be provided with an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of stockholders, if any.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of BDO USA as the Company's independent registered public accounting firm.

OUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" RATIFICATION OF BDO USA AS THE
COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2016.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees and expenses billed to us by BDO USA for fiscal years 2014 and 2015:

	2014	2015
Audit Fees	$1,135,651	$1,107,533
Audit-Related Fees	25,778	49,545
Tax Fees	—	—
All Other Fees	—	—

Total	$1,161,429	$1,157,078

Audit Fees are for professional services for the Company's annual audit, including the audit of internal control over financial reporting for fiscal 2014 and 2015, reviews of the interim financial statements included in the Company's quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements. Audit-related fees in fiscal 2014 and 2015 were for professional services associated with audits of certain managed schools and other minor matters.

The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent auditors in that, under the Audit Committee charter, all auditor engagements must be approved in advance by the Audit Committee. All of the services provided to the Company by BDO USA during fiscal 2014 and 2015 were pre-approved by the Audit Committee.

 AUDIT COMMITTEE REPORT

In accordance with a written charter adopted by the Board of Directors, the Audit Committee, or the "Committee", assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting processes and its internal audit function. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and for assessing the effectiveness of the Company's internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board and for issuing reports thereon.

In this context, the Committee has met and held discussions with management and the independent auditors, as well as legal counsel. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as currently in effect and as adopted by the Public Company Accounting Oversight Board.

In addition, the Committee has received the written disclosures and the letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Committee concerning independence and has discussed with the independent auditors the auditors' independence from the Company and its management.

The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's accounting principles.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements of the Company for the fiscal year ended June 30, 2015, in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015, filed with the SEC on August 4, 2015. The Committee also recommended to the Board of Directors, subject to stockholder ratification, the selection of BDO USA as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016, and the Board of Directors accepted its recommendation.

Members of the Audit Committee
Steven B. Fink (Chairman) Guillermo Bron Fredda J. Cassell

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, each as amended (together, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth, as of October 21, 2015, certain information with respect to the beneficial ownership of Common Stock by each beneficial owner of more than 5% of the Company's voting securities (based solely on review of filings with the SEC), each director and each named executive officer and all directors and executive officers of the Company as a group, except as qualified by the information set forth in the notes to this table. To our knowledge, except as noted below, no person or entity is the beneficial owner of more than 5% of the voting power of the Company's voting securities. As of October 21, 2015, 38,939,704 shares of our Common Stock were issued and outstanding.

Unless otherwise noted, the address for each director and executive officer is c/o K12 Inc., 2300 Corporate Park Drive, Herndon, VA 20171.

	Shares Beneficially Owned (1)

		Percent

Nathaniel A. Davis (2)	907,147	2.30%

James J. Rhyu (3)	252,540	*

Joseph P. Zarella (4)	71,000	*

Howard D. Polsky (5)	106,599	*

Timothy L. Murray (6)	262,717	*

Craig R. Barrett (7)	22,109	*

Guillermo Bron (8)	38,617	*

Fredda J. Cassell (9)	11,224	*

Adam L. Cohn (10)	20,476	*

John M. Engler (11)	16,798	*

Steven B. Fink (12)	127,905	*

Mary H. Futrell (13)	34,547	*

Jon Q. Reynolds, Jr. (14)	4,019,536	10.32%

Andrew H. Tisch (15)	426,935	1.10%

All Directors and Executive Officers as a Group (15 persons) (16)	6,400,686	16.13%

BlackRock, Inc. (17)	2,039,938	5.24%

Highland Global Allocation Fund (18)	3,688,052	9.47%

Technology Crossover Ventures (19)	4,019,536	10.32%

*
Denotes less than 1%.

(1)
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, to our knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by the stockholder. The number of shares beneficially owned by a person includes shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of October 21, 2015 and not subject to repurchase as of that date. Shares issuable pursuant to options are deemed outstanding for calculating the percentage ownership of the person holding the options but are not deemed outstanding for the purposes of calculating the percentage ownership of any other person.

(2)
Includes 209,830 unvested shares of restricted Common Stock and 500,585 shares of Common Stock underlying immediately exercisable options that are vested within 60 days of October 21, 2015. The unvested shares of restricted Common Stock are subject to forfeiture.

(3)
Includes 197,700 unvested shares of restricted Common Stock that are subject to forfeiture.

(4)
Includes 53,500 unvested shares of restricted Common Stock and 15,000 shares of Common Stock underlying immediately exercisable options that are vested within 60 days of October 21, 2015. The unvested shares of restricted Common Stock are subject to forfeiture.

(5)
Includes 57,600 unvested shares of restricted Common Stock and 14,000 shares of Common Stock underlying immediately exercisable options that are vested within 60 days of October 21, 2015. The unvested shares of restricted Common Stock are subject to forfeiture.

(6)
Includes 150,000 shares of Common Stock underlying immediately exercisable options that are vested within 60 days of October 21, 2015.

(7)
Includes 12,687 unvested shares of restricted Common Stock that are subject to forfeiture.

(8)
Includes 12,687 unvested shares of restricted Common Stock and 14,000 shares of Common Stock underlying immediately exercisable options that are vested within 60 days of October 21, 2015. The unvested shares of restricted Common Stock are subject to forfeiture.

(9)
Consists of 10,332 unvested shares of restricted Common Stock that are subject to forfeiture.

(10)
Includes 12,527 unvested shares of restricted Common Stock that are subject to forfeiture.

(11)
Includes 12,687 unvested shares of restricted Common Stock that are subject to forfeiture.

(12)
Includes 12,687 unvested shares of restricted Common Stock and 14,000 shares of Common Stock underlying immediately exercisable options that are vested within 60 days of October 21, 2015 held by the S&C Fink Living Trust. The unvested shares of restricted Common Stock are subject to forfeiture. Mr. Fink has voting and investment control with respect to the shares held by S&C Fink Living Trust.

(13)
Includes 12,687 unvested shares of restricted Common Stock and 10,000 shares of Common Stock underlying immediately exercisable options that are vested within 60 days of October 21, 2015. The unvested shares of restricted Common Stock are subject to forfeiture.

(14)
Consists of shares of Common Stock held by Technology Crossover Ventures, as set forth in note 19 below, and includes 12,687 unvested shares of restricted Common Stock that are subject to forfeiture.

(15)
Includes 12,687 unvested shares of restricted Common Stock and 17,000 shares of Common Stock underlying immediately exercisable options that are vested within 60 days of October 21, 2015. The unvested shares of restricted Common Stock are subject to forfeiture. Also includes 244,882 shares of Common Stock held by the Andrew H. Tisch 1991 Trust #2, 35,711 shares of Common Stock held by the KAL Family Partnership and 35,711 shares of Common Stock held by the KSC Family Partnership. Mr. Tisch has voting and investment control with respect to the shares held by each of these entities.

(16)
Includes 687,598 unvested shares of restricted Common Stock and 743,185 shares of Common Stock underlying immediately exercisable options that are vested within 60 days of October 21, 2015. The unvested shares of restricted Common Stock are subject to forfeiture.

(17)
Based solely on publicly available filings with the SEC, including the Schedule 13G filed on February 3, 2015. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(18)
Based solely on publicly available filings with the SEC, including the Schedules 13G filed on February 17, 2015. The address for Highland Global Allocation Fund is 300 Crescent Court, Suite 700, Dallas, TX 75201.

(19)
The aggregate beneficial ownership amount is presented for these purposes on the basis of the maximum number of shares beneficially owned by all of the members of the filing group. Includes 2,617,727 shares of Common Stock held by TCV VII, L.P., or TCV VII, 1,359,447 shares of Common Stock held by TCV VII(A), L.P., or TCV VII (A), 22,826 shares of Common Stock held by TCV Member Fund, L.P., or the Member Fund, and which we refer to collectively with TCV VII and TCV VII (A), as the TCV Funds, and 12,687 unvested shares of restricted Common Stock issued to TCV for Jon Q. Reynolds, Jr.'s participation on the Board of Directors. The unvested shares of restricted Common Stock are subject to forfeiture. The TCV Funds are organized as "blind pool" partnerships in which the limited partners have no discretion over investment or sale decisions, are not able to withdraw from the TCV Funds, except under exceptional circumstances, and generally participate ratably in each investment made by the TCV Funds. Technology Crossover Management VII, L.P., or TCM VII, is the direct general partner of TCV VII and TCV VII (A). Technology Crossover Management VII, Ltd., or Management VII, is the direct general partner of TCM VII, the ultimate general partner of TCV VII and TCV VII (A), and a general partner of the Member Fund. Jon Q. Reynolds, Jr., a director of the Company and a Class A Director of Management VII, together with nine other individual Class A Directors of Management VII, which we refer to collectively as the Management VII Members, share voting and dispositive power with respect to the shares beneficially owned by the TCV Funds. Mr. Reynolds and each of the Management VII Members are also limited partners of TCM VII and Member Fund. Management VII, TCM VII and each of the Management VII Members disclaim beneficial ownership of any shares held by the TCV Funds except to the extent of their respective pecuniary interests. The address for Technology Crossover Ventures is 528 Ramona Street, Palo Alto, CA 94301.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act requires directors and executive officers and persons, if any, owning more than 10% of a class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's equity and equity derivative securities. Based solely upon a review of the copies of such reports and written representations from reporting persons, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% stockholders were complied with on a timely basis during fiscal 2015, except for a Form 4 for Mr. Murray that was filed late on October 10, 2014, and a Form 4 for Ms. Cleveland that was filed late on April 7, 2015, due to administrative errors.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

No director or executive officer of K12 who has served in such capacity since July 1, 2014, or any associate of any such director or officer, to the knowledge of the executive officers of K12, has any material interest, direct or indirect, through security holdings or otherwise, in any matter proposed to be acted on at the Annual Meeting, which is not shared by all other stockholders or as is otherwise described in this Proxy Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC's rules permit the Company to deliver a single set of Annual Meeting materials to one address shared by two or more of the Company's stockholders. The Company has delivered only one Proxy Statement and Annual Report to multiple stockholders who share an address, unless the Company received contrary instructions from the affected stockholders prior to the mailing date. The Company will promptly deliver, upon written or oral request, a separate copy of the Annual Meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Proxy Statement or Annual Report, contact K12 Inc., 2300 Corporate Park Drive, Herndon, VA 20171, Attention: Investor Relations, or call us at 703-483-7000.

Stockholders sharing an address can request delivery of a single copy of the Annual Meeting materials, if they are currently receiving multiple copies of the Annual Meeting materials, by writing to K12 Inc., 2300 Corporate Park Drive, Herndon, VA 20171, Attention: Investor Relations, or call us at 703-483- 7000.

PROPOSALS BY OUR STOCKHOLDERS

Stockholder proposals intended for inclusion in next year's proxy statement under Rule 14a-8 of the Exchange Act should be sent to our principal executive offices and must be received not less than 120 calendar days prior to October 27, 2016. Accordingly, stockholder proposals must be received no later than June 29, 2016. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Additionally, our Bylaws provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting must notify our Secretary of this proposal in writing not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders. Accordingly, for our 2016 Annual Meeting of Stockholders, any notification must be made no earlier than August 18, 2016 and no later than September 17, 2016. If during the prior year we did not hold an annual meeting, or if the date of the meeting has changed more than 30 days from the prior year, then notice must be received a reasonable time before we mail our proxy materials for the current year. The stockholder must be a stockholder of record both at the time of giving notice and at the time of the annual meeting. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver of our right to do so at any time in the future.

 WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information filing requirements of the Exchange Act and, in accordance with the Exchange Act, file certain reports and other information with the SEC relating to our business, financial condition and other matters. You may read and copy any reports, statements or other information that the Company filed with the SEC at the SEC's public reference room at 100 F Street, NE, Washington, DC 20549.

Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Copies of these materials can be obtained, upon payment of the SEC's customary charges, by writing to the SEC's principal office at 100 F Street, NE, Washington, DC 20549. The SEC also maintains a website at http://www.sec.gov that contains reports, proxy statements and other information.

Any person from whom proxies for the meeting are solicited may obtain, if not already received, from the Company, without charge, a copy of the Company's Annual Report on Form 10-K for fiscal 2015, by written request addressed to K12 Inc., 2300 Corporate Park Drive, Herndon, VA 20171, Attention: Investor Relations Department. The Annual Report on Form 10-K is not soliciting material and is not incorporated in this document by reference.

In order to obtain any documents you request from the Company in time for the Annual Meeting, you must request the documents from the Company by Wednesday, December 9, 2015, which is five business days prior to the date of the Annual Meeting.

You should rely only on the information contained in this document to vote your shares of Common Stock at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated as of October 27, 2015. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders does not create any implication to the contrary. This document does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such solicitation in that jurisdiction.

APPENDIX A

K12 INC.
2007 EQUITY INCENTIVE AWARD PLAN
(as amended and restated on October 8, 2015)

ARTICLE 1

PURPOSE

            The purpose of the K12 Inc. 2007 Equity Incentive Award Plan, as amended and restated (the "Plan") is to promote the success and enhance the value of K12 Inc. (the "Company") by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

            Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

            2.1      "Administrator" means the entity or person that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 12.1. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.5 of the Plan, the term "Administrator" shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

            2.2      "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Dividend Equivalents award, a Stock Payment award, a Restricted Stock Unit award, an Other Stock-Based Award, or a Performance Bonus Award granted to a Participant pursuant to the Plan.

            2.3      "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

            2.4      "Board" means the Board of Directors of the Company.

            2.5      "Change in Control" means and includes each of the following:

                (a)       A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

                (b)       During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.5(a) or Section 2.5(c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                (c)       The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

                        (i)  Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

                        (ii)  After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.5(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

            The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

            2.6      "Code" means the Internal Revenue Code of 1986, as amended.

            2.7      "Committee" means the committee of the Board described in Article 12.

            2.8      "Consultant" means any consultant or adviser if:

                (a)       The consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary;

                (b)       The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the securities of the Company or of any Parent or Subsidiary; and

                (c)       The consultant or adviser is a natural person.

            2.9      "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

            2.10    "Director" means a member of the Board, or as applicable a member of the board of directors of a Subsidiary.

            2.11    "Disability" means "disability," as such term is defined in Section 22(e)(3) of the Code.

            2.12    "Dividend Equivalents" means a right granted to a Participant pursuant to Section 8.1 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

            2.13    "Effective Date" has the meaning set forth in Section 13.1.

            2.14    "Eligible Individual" means any person who is an Employee, a Consultant or a Director, as determined by the Administrator.

            2.15    "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Parent or Subsidiary.

            2.16    "Equity Restructuring" shall mean a nonreciprocal transaction between the company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Stock (or other securities of the Company) or the share price of Stock (or other securities) and causes a change in the per share value of the Stock underlying outstanding Awards.

            2.17    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            2.18    "Expiration Date" has the meaning set forth in Section 13.2.

            2.19    "Fair Market Value" means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value of a share of Stock as of any given date shall be (a) if Stock is traded on any established stock exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Administrator may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales price are reported.

            2.20    "Incentive Stock Option" means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

            2.21    "Independent Director" means a Director of the Company who is not an Employee.

            2.22    "Misconduct" means the occurrence of any of, but not limited to, the following: (i) the Participant is charged with any felony or any crime involving fraud or dishonesty; (ii) the Participant's participation (whether by affirmative act or omission) in a fraud, act or dishonesty or other act of misconduct against the Company and/or any Parent or Subsidiary; (iii) conduct by the Participant which, based upon a good faith and reasonable factual investigation by the Company (or, if the Participant is an executive officer, by the Board), demonstrates the Participant's unfitness to serve; (iv) the Participant's violation of any statutory or fiduciary duty, or duty of loyalty owed to the Company and/or any Parent or Subsidiary; (v) the Participant's violation of state or federal law in connection with the Participant's performance of his or her job which has an adverse effect on the Company and/or any Parent or Subsidiary; and (vi) the Participant's violation of Company policy which has a material adverse effect on the Company and/or any Parent or Subsidiary. Notwithstanding the foregoing, the Participant's Disability shall not constitute Misconduct as set forth herein. The determination that a termination is for Misconduct shall be by the Administrator it its sole and exclusive judgment and discretion.

            2.23    "Non-Employee Director" means a Director of the Company who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition.

            2.24    "Non-Qualified Stock Option" means an Option that is not intended to be or otherwise does not qualify as an Incentive Stock Option.

            2.25    "Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

            2.26    "Other Stock-Based Award" means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.4 of the Plan.

            2.27    "Parent" means any "parent corporation, as defined in Section 424(e) of the Code and any applicable regulations promulgated thereunder, of the Company or any other entity which beneficially owns, directly or indirectly, a majority of the outstanding voting stock or voting power of the Company.

            2.28    "Participant" means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

            2.29    "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9.

            2.30    "Performance Bonus Award" has the meaning set forth in Section 8.5.

            2.31    "Performance Criteria" means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals shall relate to one, multiple or any combination of the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on stockholders' equity, return on assets, return on capital, return on sales, gross or net profit margin, total shareholder return, internal rate of return (IRR), financial ratios (including those measuring liquidity, activity, profitability or leverage), working capital, earnings per share of Stock, price per share of Stock, market capitalization, any GAAP financial performance measures, inventory management, measures related to A/R balance and write-offs, timeliness and/or accuracy of business reporting, approval or implementation of strategic plans, financing and other capital raising transactions, debt levels or reductions, cash levels, acquisition activity, investment sourcing activity, marketing initiatives, projects or processes, achievement of customer satisfaction objectives, number of new states entered, number of new countries entered, number of new schools, number of students/new students, student retention percentage, student lifetime value, number of new courses, number of classrooms using our curriculum, curriculum enhancement and compliance with state standards, learning and content management system improvements, development and/or implementation of school initiatives and services, academic performance, training and professional development goals, state testing measures for schools and students, infrastructure scaling, new product development, business development, human capital development, human resources goals, employee satisfaction, regulatory compliance objectives, supervision of litigation and other legal matters, managing relationships with charter authorizers, charter school boards, or other organizations that influence charter schools, cost management, expense reduction goals, budget comparisons, and contract renewals, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or combined in an operational measure. To the extent an Award is intended to be Qualified Performance-Based Compensation, the Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

            2.32    "Performance Goals" means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division or other operational unit, or an individual. To the extent an Award is intended to be Qualified Performance-Based Compensation, the Administrator, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

            2.33    "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

            2.34    "Plan" means this K12 Inc. 2007 Equity Incentive Award Plan, as it may be amended from time to time.

            2.35    "Public Trading Date" means the first date upon which the Company is subject to the reporting requirements of Section 13 or 15(d)(2) of the Exchange Act.

            2.36    "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

            2.37    "Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

            2.38    "Restricted Stock Unit" means a right to receive a share of Stock during specified time periods granted pursuant to Section 8.3.

            2.39    "Securities Act" means the Securities Act of 1933, as amended.

            2.40    "Stock" means the common stock of the Company, par value $0.0001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

            2.41    "Stock Appreciation Right" means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the Stock Appreciation Right is exercised over the Fair Market Value of such number of shares of Stock on the date the Stock Appreciation Right was granted as set forth in the applicable Award Agreement.

            2.42    "Stock Payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.2.

            2.43    "Subsidiary" means any "subsidiary corporation" as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder of the Company or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

            2.44    "Successor Entity" has the meaning set forth in Section 2.5.

            2.46    "Termination of Consultancy" means the time when the engagement of a Participant as a Consultant to the Company or to a Parent or Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding: (a) terminations where there is a simultaneous employment or continuing employment of the Participant by the Company or any Parent or Subsidiary, and (b) terminations where there is a simultaneous reestablishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Parent or Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Parent or Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

            2.47    "Termination of Directorship" means the time when a Participant, if he or she is or becomes an Independent Director, ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

            2.48    "Termination of Employment" means the time when the employee-employer relationship between a Participant and the Company or any Parent or Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of the Participant by the Company or any Parent or Subsidiary, and (b) terminations where there is a simultaneous establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Parent or Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Employment.

            2.49    "Termination of Service" shall mean the last to occur of a Participant's Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable. A Participant shall not be deemed to have a Termination of Service merely because of a change in the capacity in which the Participant renders service to the Company or any Parent or Subsidiary (i.e., a Participant who is an Employee becomes a Consultant) or a change in the entity for which the Participant renders such service (i.e., an Employee of the Company becomes an Employee of a Subsidiary), unless following such change in capacity or service the Participant is no longer serving as an Employee, Independent Director or Consultant of the Company or any Parent or Subsidiary.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

            3.1    Number of Shares.

                (a)       Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of: (i) 4,000,000 shares of Stock; plus (ii) with respect to awards granted under the K12 Inc. Amended and Restated Stock Option Plan (the "Prior Plan") on or before the Effective Date that expire or are canceled without having been exercised in full or shares of Stock that are forfeited or repurchased pursuant to the terms of awards granted under the Prior Plan, the number of shares of Stock subject to each such award as to which such award was not exercised prior to its expiration or cancellation or which are forfeited or repurchased by the Company. The aggregate number of shares of Stock subject to outstanding awards under the Prior Plan was 17,492,637 shares of Stock. In addition, subject to Article 11, commencing on July 1, 2008, and on each July 1 thereafter during the term of the Plan, the number of shares of Stock which shall be made available for sale under the Plan shall be increased by that number of shares of Stock equal to the least of: (i) 4% of the Company's outstanding shares of Stock on the applicable July 1; (ii) 14,000,000 shares; and (iii) a lesser number of shares of Stock as determined by the Board (the "Evergreen"). Accordingly, the number of shares of Stock which shall be available for sale under the Plan shall be subject to increase under the preceding sentence only on July 1, 2008 and on each subsequent July 1 through and including July 1, 2017. Notwithstanding anything in this Section 3.1(a) to the contrary, the number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall not exceed an aggregate of 21,492,637 shares of Stock, plus the increases in the shares of Stock pursuant to the Evergreen, subject to Article 11. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in the preceding sentence, and, if necessary to satisfy such regulations, such maximum limit shall apply to the number of shares of Stock that may be delivered in connection with each other type of Award under the Plan (applicable separately to each type of Award).

                (b)       To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. If any shares of Restricted Stock are forfeited by a Participant or repurchased by the Company pursuant to Article 6 hereof, such shares shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Parent or Subsidiary shall not be counted against shares of Stock available for grant pursuant to the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares of Stock available for issuance under the Plan.

                (c)       Notwithstanding the provisions of Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

            3.2    Stock Distributed.    Any shares of Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

            3.3    Limitation on Number of Shares and Values Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 2,000,000 and the maximum amount that may be paid in cash during any calendar year with respect to any Performance-Based Award (including, without limitation, any Performance Bonus Award) shall be $3,000,000; provided, however, that such limitation shall not apply until the Plan is approved by the stockholders of the Company in 2010.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

            4.1    Eligibility.    Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

            4.2    Participation.    Subject to the provisions of the Plan, the Administrator may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

            4.3    Foreign Participants.    In order to assure the viability of Awards granted to Participants employed in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the limitations on the number of shares of Stock (a) issued or transferred pursuant to Awards under the Plan, as detailed in Section 3.1, and (b) issued or transferred pursuant to Awards granted to any one Participant during any calendar year, as detailed in Section 3.3 of the Plan.

ARTICLE 5

STOCK OPTIONS

            5.1    General.    The Administrator is authorized to grant Options to Eligible Individuals on the following terms and conditions:

                (a)    Exercise Price.    The exercise price per share of Stock subject to an Option shall be determined by the Administrator and set forth in the Award Agreement; provided that, subject to Section 5.2(d), the exercise price for any Option shall not be less than par value of a share of Stock on the date of grant.

                (b)    Time and Conditions of Exercise.    The Administrator shall determine the time or times at which an Option may be exercised in whole or in part. The Administrator shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

                (c)    Payment.    The Administrator shall determine the methods, terms and conditions by which the exercise price of an Option may be paid, and the form and manner of payment, including, without limitation, payment in the form of: (i) cash, (ii) promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, (iii) shares of Stock held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) other property acceptable to the Administrator (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale). The Administrator shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

                (d)    Evidence of Grant.    All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Administrator.

            5.2    Incentive Stock Options.    The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained in Section 13.2 and this Section 5.2.

                (a)    Eligibility.    Incentive Stock Options may be granted only to employees (as defined in accordance with Section 3401(c) of the Code) of the Company or a Subsidiary which constitutes a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or a Parent which constitutes a "parent corporation" of the Company within the meaning of Section 424(e) of the Code.

                (b)    Exercise Price.    The exercise price per share of Stock shall be set by the Administrator; provided that subject to Section 5.2(e) the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

                (c)    Expiration.    Subject to Section 5.2(e), an Incentive Stock Option may not be exercised to any extent by anyone after the tenth anniversary of the date it is granted, unless an earlier time is set in the Award Agreement.

                (d)    Individual Dollar Limitation.    The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

                (e)    Ten Percent Owners.    An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or any "subsidiary corporation" of the Company or "parent corporation" of the Company (each within the meaning of Section 424 of the Code) only if such Option is granted at an exercise price per share that is not less than 110% of the Fair Market Value per share of the Stock on the date of grant and the Option is exercisable for no more than five years from the date of grant.

                (f)    Notice of Disposition.    The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

                (g)    Transferability; Right to Exercise.    An Incentive Stock Option shall not be transferable by the Participant other than by will or by the laws of descent or distribution. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

                (h)    Failure to Meet Requirements.    Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

            5.3    Substitution of Stock Appreciation Rights.    The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

ARTICLE 6

RESTRICTED STOCK AWARDS

            6.1    Grant of Restricted Stock.    The Administrator is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

            6.2    Issuance and Restrictions.    Restricted Stock shall be subject to such repurchase restrictions, forfeiture restrictions, restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.

            6.3    Repurchase or Forfeiture.    Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon Termination of Service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited or subject to repurchase by the Company (or its assignee) under such terms as the Administrator shall determine; provided, however, that the Administrator may (a) provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of a Participant's Termination of Service under certain circumstances, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

            6.4    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse or the Award Agreement may provide that the shares shall be held in escrow by an escrow agent designated by the Company.

ARTICLE 7

STOCK APPRECIATION RIGHTS

            7.1    Grant of Stock Appreciation Rights.    A Stock Appreciation Right may be granted to any Eligible Individual selected by the Administrator. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

            7.2    Stock Appreciation Rights.

                (a)       A Stock Appreciation Right shall have a term set by the Administrator. A Stock Appreciation Right shall be exercisable in such installments as the Administrator may determine. A Stock Appreciation

    Right shall cover such number of shares of Stock as the Administrator may determine. The exercise price per share of Stock subject to each Stock Appreciation Right shall be set by the Administrator; provided, however, that the Administrator in its sole and absolute discretion may provide that the Stock Appreciation Right may be exercised subsequent to a Termination of Service or following a Change in Control of the Company, or because of the Participant's retirement, death or Disability, or otherwise.

                (b)       A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the amount (if any) by which the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right exceeds the exercise price per share of the Stock Appreciation Right, by (ii) the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.

            7.3    Payment and Limitations on Exercise.

                (a)       Payment of the amounts determined under Section 7.2(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator.

                (b)       To the extent any payment under Section 7.2(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8

OTHER TYPES OF AWARDS

            8.1    Dividend Equivalents.

                (a)       Any Eligible Individual selected by the Administrator may be granted Dividend Equivalents based on the dividends on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

                (b)       Dividend Equivalents granted with respect to Options or Stock Appreciation Rights that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or Stock Appreciation Right is subsequently exercised.

            8.2    Stock Payments.    Any Eligible Individual selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares of Stock or the number of options or other rights to purchase shares of Stock subject to a Stock Payment shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance goals determined appropriate by the Administrator.

            8.3    Restricted Stock Units.    The Administrator is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Eligible Individual to whom the Award is granted. On the maturity date, the Company shall, subject to Section 10.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited. The

Administrator shall specify the purchase price, if any, to be paid by the Participant to the Company for such shares of Stock.

            8.4    Other Stock-Based Awards.    Any Eligible Individual selected by the Administrator may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

            8.5    Performance Bonus Awards.    Any Eligible Individual selected by the Administrator may be granted one or more Performance-Based Awards in the form of a cash bonus (a "Performance Bonus Award") payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9.

            8.6    Term.    Except as otherwise provided herein, the term of any Award of Dividend Equivalents, Stock Payments, Restricted Stock Units or Other Stock-Based Award shall be set by the Administrator in its discretion.

            8.7    Exercise or Purchase Price.    The Administrator may establish the exercise or purchase price, if any, of any Award of any Stock Payments, Restricted Stock Units or Other Stock-Based Awards; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

            8.8    Form of Payment.    Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Administrator.

            8.9    Award Agreement.    All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

            9.1    Purpose.    The purpose of this Article 9 is to provide the Administrator the ability to qualify Awards other than Options and Stock Appreciation Rights and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Administrator, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Administrator may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

            9.2    Applicability.    This Article 9 shall apply only to those Covered Employees selected by the Administrator to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

            9.3    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any

Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

            9.4    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Parent or Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

            9.5    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

            10.1    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

            10.2    Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

            10.3    Limits on Transfer.    No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, a Parent, or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company, a Parent, or a Subsidiary. Except as otherwise provided by the Administrator, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Administrator by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Administrator, pursuant to such conditions and procedures as the Administrator may establish. Any permitted transfer shall be subject to the condition that the Administrator receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's Termination of Service with the Company, a Parent, or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

            10.4    Beneficiaries.    Notwithstanding Section 10.3, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator.

            10.5    Stock Certificates; Book Entry Procedures.

                (a)       Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                (b)       Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

            10.6    Paperless Administration.    In the event that the Company establishes for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

            11.1    Adjustments.

                (a)       In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock other than an Equity Restructuring, the Administrator may make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

                (b)       In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                        (i)  To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been received upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1(b) the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

                        (ii)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                       (iii)  To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Restricted Stock Unit Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

                      (iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

                       (v)  To provide that the Award cannot vest, be exercised or become payable after such event.

                (c)       In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 11.1(a) and 11.1(b):

                        (i)  The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be proportionately adjusted. The adjustments provided under this Section 11.1(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

                        (ii)  The Administrator shall make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 and the Award Limit).

            11.2    Acceleration Upon a Change in Control.    Notwithstanding Section 11.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company, a Parent, a Subsidiary, or other Company affiliate and a Participant, if a Change in Control occurs and a Participant's Awards are not continued, converted, assumed, or replaced by (i) the Company or a Parent or Subsidiary of the Company, or (ii) a Successor Entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine.

            11.3    No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

            11.4    Restrictions on Exercise.    In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of 30 days prior to the consummation of any such transaction. .

ARTICLE 12

ADMINISTRATION

            12.1    Administrator.    Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board. The term "Administrator" as used in this Plan shall apply to any person or persons who at the time have the authority to administer the Plan. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and such committee shall consist solely of two or more members of the Board each of whom is a Non-Employee Director, and with respect to awards that are intended to be Performance-Based Awards, an "outside director" within the meaning of Section 162(m) of the Code; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term "Administrator" as used in this Plan shall be deemed to refer to the Board and (b) the Board or the Committee may delegate its authority hereunder to the extent permitted by Section 12.5. In addition, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which, following the Public Trading Date, are required to be determined in the sole discretion of the Committee under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

            12.2    Action by the Administrator.    Unless otherwise established by the Board or in any charter of the Company or the Committee, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or of any Parent or Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company or any Parent or Subsidiary to assist in the administration of the Plan.

            12.3    Authority of Administrator.    Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and discretion to:

                (a)       Designate Participants to receive Awards;

                (b)       Determine the type or types of Awards to be granted to each Participant;

                (c)       Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

                (d)       Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

                (e)       Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                (f)        Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                (g)       Decide all other matters that must be determined in connection with an Award;

                (h)       Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

                (i)        Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

                (j)        Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

            12.4    Decisions Binding.    The Administrator's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

            12.5    Delegation of Authority.    To the extent permitted by applicable law, the Board or the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) Employees who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or the Committee specifies at the time of such delegation, and the Board or the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Board or the Committee.

            12.6    Amendment or Exchange of Awards.    The Administrator may (i) amend any Award to reduce the per share exercise price of such an Award below the per share exercise price as of the date the Award is granted and

(ii) grant an Award in exchange for, or in connection with, the cancellation or surrender of an Award having a higher per share exercise price.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

            13.1    Effective Date.    The Plan was originally effective as of the day prior to the Public Trading Date (the "Effective Date"). Amendments to the Plan were approved by the Board and the shareholders of the Company, and such amendments became effective on December 16, 2010. Amendments to the Plan, as approved by the Board in 2015, shall not become effective unless and until the Company's stockholders approve the Plan as amended and restated.

            13.2    Expiration Date.    The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the date this Plan is approved by the Board (the "Expiration Date"). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

            13.3    Approval of Plan by Stockholders.    The Plan was submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial approval of the Plan and shall be submitted for the approval of the Company's stockholders within twelve (12) months after approval of the Plan by the Board in 2010. If the Board determines that Awards other than Options and Stock Appreciation Rights which may be granted to Covered Employees should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved by the Plan.

ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

            14.1    Amendment, Modification, And Termination.    With the approval of the Board, at any time and from time to time, the Board may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that increases the number of shares of Stock available under the Plan.

            14.2    Awards Previously Granted.    No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

GENERAL PROVISIONS

            15.1    No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

            15.2    No Stockholders Rights.    Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

            15.3    Withholding.    The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company or any Parent or Subsidiary, as applicable, withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Administrator) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares of Stock which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

            15.4    No Right to Employment or Services.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Parent or Subsidiary.

            15.5    Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

            15.6    Indemnification.    To the extent allowable pursuant to applicable law, each member of the Administrator or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

            15.7    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Parent or Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

            15.8    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

            15.9    Titles and Headings.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

            15.10    Fractional Shares.    No fractional shares of Stock shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares of Stock or whether such fractional shares of Stock shall be eliminated by rounding up or down as appropriate.

            15.11    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the

Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

            15.12    Government and Other Regulations.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act any of the shares of Stock paid pursuant to the Plan. If the shares of Stock paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares of Stock in such manner as it deems advisable to ensure the availability of any such exemption.

            15.13    Section 409A.    To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

            15.14    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflicts of law principles thereof.

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 K12 INC. 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December 16, 2015. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/LRN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1. ELECTION OF DIRECTORS: + For Withhold For Withhold For Withhold 01 - Craig R. Barrett 02 - Guillermo Bron 03 - Fredda J. Cassell 04 - Adam L. Cohn 05 - Nathaniel A. Davis 06 - John M. Engler 07 - Steven B. Fink 08 - Jon Q. Reynolds, Jr. 09 - Andrew H. Tisch For Against Abstain For Against Abstain 2. APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS OF THE COMPANY 4. RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2016 3. APPROVAL OF THE AMENDMENT TO THE 2007 EQUITY INCENTIVE AWARD PLAN Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below PLEASE SIGN name(s) exactly as shown on above. Where there is more than one holder, each should sign. When signing as an attorney, administrator, executor, guardian or trustee or in another representative capacity, please add your title as such. If executed by a corporation or partnership, the Proxy should be executed in the full corporate or partnership name and signed by a duly authorized person, stating his or her title or authority. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X2 5 1 2 8 4 1 026L0D MMMMMMMMM B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2015. THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT: http://proxy.ir.K12.com q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q REVOCABLE PROXY — K12 INC. + 2015 ANNUAL MEETING OF STOCKHOLDERS This Proxy is solicited by the Board of Directors for the Annual Meeting of Stockholders on December 16, 2015, 10:00 A.M. The undersigned stockholder of K12 Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Nathaniel A. Davis and Howard D. Polsky, and each of them, with the power to act without the other and with the power of substitution, as proxies (the “Proxy Holders”) and attorneys-in-fact for the undersigned, to attend the annual meeting of stockholders of the Company to be held at the law firm of Latham & Watkins LLP, located at 555 Eleventh Street, NW, Suite 1000, Washington, DC 20004-1304, on December 16, 2015, 10:00 A.M., Eastern Time, and any adjournment(s), continuation(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such annual meeting and in their discretion, to vote upon such other business as may properly come before the annual meeting and otherwise to represent the undersigned at the annual meeting with all powers possessed by the undersigned if personally present at the annual meeting. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no instruction is indicated but the Proxy Card is signed, this Proxy Card will be voted “FOR” the election of the Board of Directors nominees named in the proxy statement; “FOR” the approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company, “FOR” the approval of the amendment to the 2007 Equity Incentive Award Plan and; “FOR” the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016. Stockholders who plan to attend the annual meeting may revoke their Proxy by attending and casting their vote at the annual meeting in person. PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. The above signed hereby acknowledge(s) receipt of a copy of the accompanying Notice of 2015 Annual Meeting of Stockholders and the proxy statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given with respect to such annual meeting. THESE PROPOSALS ARE FULLY EXPLAINED IN THE ENCLOSED NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT. Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C